SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          SECURE COMPUTING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



[Secure Logo]

                          SECURE COMPUTING CORPORATION
                               2675 LONG LAKE ROAD
                           ROSEVILLE, MINNESOTA 55113
                                 (612) 628-2700


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Minneapolis Marquette Hotel, Seventh Street and Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m., Central Daylight Time, on Wednesday, May 14, 1997.

         The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

         We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the proxy and vote in person at that time if you so desire.


                                           Sincerely,


                                       /s/ Jeffrey H. Waxman
                                           Jeffrey H. Waxman
                                           CHAIRMAN AND CHIEF EXECUTIVE OFFICER
April 11, 1997



                          SECURE COMPUTING CORPORATION

                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1997

                       ----------------------------------


         The Annual Meeting of Stockholders of Secure Computing Corporation will be held at the Minneapolis Marquette Hotel, Seventh Street and Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m., Central Daylight Time, on Wednesday, May 14, 1997 for the following purposes:

         1.       To elect four directors for terms of one and three years.

         2. To approve the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended, which includes reserving additional shares of Common Stock for future awards and increasing from 250,000 to 750,000 the maximum number of shares covered by options, or stock appreciation rights, that may be awarded to an employee in any fiscal year.

         3. To approve the Secure Computing Corporation Employee Stock Purchase Plan, as amended, to reserve additional shares of Common Stock for future purchases.

         4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

         5. To transact such other business as may properly be brought before the meeting.

         The Board of Directors has fixed March 21, 1997 as the record date for the meeting, and only stockholders of record at the close of business on that date are entitled to receive notice of and vote at the meeting.

         YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID REPLY ENVELOPE AS QUICKLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE, AND RETURNING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING AND REVOKE THE PROXY.

                                     By Order of the Board of Directors,


                                 /s/ James E. Nicholson
                                     James E. Nicholson
                                     SECRETARY
Roseville, Minnesota
April 11, 1997



                            ------------------------

                                 PROXY STATEMENT
                            ------------------------

                               GENERAL INFORMATION

         The enclosed proxy is being solicited by the Board of Directors of Secure Computing Corporation, a Delaware corporation (the "Company" or "Secure"), for use in connection with the Annual Meeting of Stockholders to be held on Wednesday, May 14, 1997 at the Minneapolis Marquette Hotel, Seventh Street and Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m., Central Daylight Time, and at any adjournments thereof. Only stockholders of record at the close of business on March 21, 1997 will be entitled to vote at such meeting or adjournment. Proxies in the accompanying form which are properly signed, duly returned to the Company and not revoked will be voted in the manner specified. A stockholder executing a proxy retains the right to revoke it at any time before it is exercised by notice in writing to the Secretary of the Company of termination of the proxy's authority or a properly signed and duly returned proxy bearing a later date.

         The address of the principal executive office of the Company is 2675 Long Lake Road, Roseville, Minnesota 55113 and the telephone number is (612) 628-2700. The mailing of this Proxy Statement and the Board of Directors' form of proxy to stockholders will commence on or about April 11, 1997.

         The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of the mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company and will reimburse them for their reasonable out-of-pocket expenses in so forwarding such materials.

         The Common Stock and Series A Preferred Stock of the Company, each par value $.01 per share, are the only authorized and issued voting securities of the Company. At the close of business on March 21, 1997 there were 15,377,074 shares of Common Stock issued and outstanding, which number includes (i) 4,127,520 Exchangeable Shares that have the same voting and other rights as the Common Stock and are immediately exchangeable for shares of Common Stock and
(ii) securities that are immediately convertible into 10,908 Exchangeable Shares. With the exception of the securities that are immediately convertible into 10,908 Exchangeable Shares, each of the remaining shares of Common Stock and Exchangeable Shares is entitled to one vote. Montreal Trust Company of Canada holds the one outstanding share of Series A Preferred Stock as trustee under a voting trust for the benefit of holders of Exchangeable Shares issued in connection with the Company's acquisition of Border Network Technologies Inc. in August 1996. Each holder of Exchangeable Shares (other than the Company and its affiliates) will receive a proxy on which it can give Montreal Trust voting instructions for a number of Series A Preferred Stock votes equal to the number of Exchangeable Shares owned by that holder. Montreal Trust will only cast votes for which it receives instructions. Except as otherwise required by law, the Series A Preferred Stock votes with the Common Stock as one class. Holders of Common Stock and Series A Preferred Stock are not entitled to cumulate their votes for the election of directors.

         With the exception of the election of directors, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for approval of each proposal presented in this Proxy Statement. A plurality of the votes of outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required for the election of directors. Abstentions, proxies withholding authority and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the meeting. However, shares of Common Stock of a stockholder who either abstains or withholds authority to vote for each of the proposals or the election of directors will be counted as a vote against approval of a proposal and will have no effect on the election of directors. Broker non-votes will not be counted for or against approval of a proposal and will have no effect on the election of directors.


           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of Common Stock, including Exchangeable Shares, of the Company as of March 21, 1997 (unless otherwise noted below) by each director of the Company, by each executive officer of the Company named in the Summary Compensation Table herein, by all directors and current executive officers as a group, and by each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, including Exchangeable Shares.


             NAME AND ADDRESS OF                  AMOUNT AND NATURE OF       PERCENTAGE OF
              BENEFICIAL OWNERS                  BENEFICIAL OWNERSHIP(1)   OUTSTANDING SHARES
--------------------------------------------     -----------------------   ------------------
Directors and executive officers:
  Betsy S. Atkins                                        1,800(2)                   *
  Kermit M. Beseke                                     221,032(3)                  1.4%
    8040 Demontreville Road
    Lake Elmo, Minnesota 55402
  James Boyle                                            5,000(4)                   *
  Robert Forbes                                         19,532(5)                   *
  Robert J. Frankenberg                                  1,458(6)                   *
  Timothy H. Hanson                                     21,875(7)                   *
  Ervin F. Kamm, Jr.                                    29,375(8)                   *
  Glenn G. Mackintosh                                  800,234(9)(10)              5.2%
  Timothy P. McGurran                                        0(11)                  --
  Stephen M. Puricelli                                  23,125(12)(13)              *
  Eric P. Rundquist                                    110,497(14)                  *
  Dennis J. Shaughnessy                                 21,875(15)(16)              *
  Jeffrey H. Waxman                                          0(17)                  --
All directors and current executive officers         1,034,771(18)                 6.6%
as a group (14 persons)

Other beneficial owners:
  Computer Solutions Group                           1,543,522(9)(10)             10.0%
    c/o Glenn Mackintosh
    20 Toronto Street, Suite 406
    Toronto, Ontario
    Canada M5C 2B8
  Corporate Venture Partners                         1,465,017(13)                 9.5%
    Suite 261
    171 East State Street
    Ithaca, New York 14850
  Grotech Capital Group                              1,784,396(16)                11.6%
    9690 Deereco Road
    Timonium, Maryland 21093
  Clifford W. Swenson                                1,690,633(19)                11.0%
    701 North First Street
    San Jose, California 95110
  Working Ventures Canadian Fund, Inc.                 795,067(20)                 5.2%
    250 Bloor Street East
    Toronto, Ontario M4W1EB

---------------------------
*Less than one percent

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares of Common Stock.

(2) Excludes 365 shares of Common Stock covered by options granted April 4, 1997, the date on which Ms. Atkins became a director of the Company, which are exercisable within 60 days of the record date.

(3) Mr. Beseke held the office of President and Chief Executive Officer, and was Chairman of the Board of Directors until his resignation effective January 2, 1997.

(4) Includes 5,000 shares of Common Stock covered by options which are exercisable within 60 days of the record date, but excludes 60,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of 20 consecutive business days, the vesting date of which is unascertainable.

(5) Includes 19,531 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(6) Includes 1,458 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(7) Includes 21,875 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(8) Includes 29,375 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(9) Includes 56,250 shares of Common Stock covered by options issued to Mr. Mackintosh which are exercisable within 60 days of the record date, but excludes 60,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of 20 consecutive business days, the vesting date of which is unascertainable.

(10) Glenn G. Mackintosh, a director of the Company, is a control person of 1158585 Ontario, Inc. and of Computer Solutions Group. Computer Solutions Group owns 47,272 Exchangeable Shares and owns a majority of the common shares of 1158585 Ontario, Inc. which owns 1,440,000 Exchangeable Shares. Mr. Mackintosh disclaims beneficial ownership of 50% of the shares of Common Stock owned by both 1158585 Ontario, Inc. and Computer Solutions Group.

(11) Excludes 60,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of 20 consecutive business days, the vesting date of which is unascertainable.

(12) Includes 14,375 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(13) Stephen M. Puricelli, a director of the Company, is a general partner of Costine Associates, L.P., the Corporate General Partner of Corporate Venture Partners. Mr. Puricelli disclaims beneficial ownership of shares of Common Stock owned by Corporate Venture Partners except for his proportional interest therein.

(14) Includes 13,844 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(15) Includes 21,875 shares of Common Stock covered by options which are exercisable within 60 days of the record date.

(16) Dennis J. Shaughnessy, a director of the Company, is a Managing Director of Grotech Capital Group. Mr. Shaughnessy disclaims beneficial ownership of shares of Common Stock owned by Grotech Capital Group except for his proportional interest therein.

(17) Excludes 300,000 shares subject to an option that vests upon the Company's Common Stock reaching and maintaining certain target prices for a period of twenty consecutive business days, the vesting date of which is unascertainable and excludes 4,000 shares purchased on April 1, 1997 by Mr. Waxman on the open market.

(18) Includes 183,583 shares of Common Stock covered by options which are immediately exercisable or are exercisable within 60 days of the record date but excludes 600,000 shares subject to options that vest upon the Company's Common Stock reaching and maintaining certain target prices for a period of 20 consecutive business days, the vesting dates of which are unascertainable.

(19) Includes 1,660,908 shares of Common Stock owned by Swenson Ventures, Inc. as to which Mr. Swenson controls voting power.

(20) Includes a like number of Exchangeable Shares which are immediately convertible at the option of the holder into shares of Secure Common Stock and includes the right to acquire 6,250 shares of Common Stock.


                              ELECTION OF DIRECTORS

         The business of the Company is managed by or under the direction of a Board of Directors with the number of directors fixed from time to time by the Board of Directors. The Board is divided into three classes, and directors of each class are elected for a term of three years. Each class consists of at least one director. The Board of Directors has fixed at four the number of directors to be elected to the Board at the 1997 Annual Meeting of Stockholders and has nominated the four persons named below for election as directors, to serve for the terms indicated. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the four nominees named below.

         Each of the nominees named below is a current director of the Company and each has indicated a willingness to serve as a director for the term indicated. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

         Following is certain information regarding the nominees for the office of director and the directors continuing in office:

DIRECTOR NOMINEES:

TERM EXPIRING IN 1998

         BETSY S. ATKINS, AGE 43

         Ms. Atkins has been a director of the Company since April 1997. Ms. Atkins has been a consultant and private investor since August 1993. From January 1990 to August 1993, she served as President, Chief Executive Officer and a Director of Nellson Candies, a producer of specialized foods. Ms. Atkins is a director of Ascend Communications Corporation, a supplier of computer network and telecommunications equipment, and several privately held companies.

TERM EXPIRING IN 2000

         JEFFREY H. WAXMAN, AGE 50

         Mr. Waxman has been Chairman of the Board since January 1997 and Chief Executive Officer and a director of the Company since November 1996. From June 1995 through August 1996, Mr. Waxman was the Executive Vice President and General Manager of the Application Group of Novell Inc., a network software provider. From November 1992 through June 1995, Mr. Waxman was the President and Chief Executive Officer of ServiceSoft Corporation, a software developer. From November 1991 through January 1992, Mr. Waxman was President and Chief Executive Officer of Uniplex, Inc., a software developer. Mr. Waxman currently serves on the Board of Directors of as Cable-Sat Systems, Inc. which does business as Compressent.

         DENNIS J. SHAUGHNESSY, AGE 49

         Mr. Shaughnessy has been a director of the Company since March 1993. Since 1989, Mr. Shaughnessy has been a Managing Director of the Grotech Capital Group of Baltimore, Maryland, a venture capital fund. Mr. Shaughnessy also is a director of TESSCO Technologies, Inc. and Forensic Technologies, Inc.

         ROBERT J. FRANKENBERG, AGE 49

         Mr. Frankenberg has been a director of the Company since December 1996. Mr. Frankenberg is a private investor. From April 1994 to August 1996, he was President, Chief Executive Officer and a director of Novell, Inc., a network software provider. Mr. Frankenberg was also Chairman of the Board of Novell, Inc. from August 1994 to August 1996. From April 1991 to April 1994, he was Vice President and General Manager of Personal Information Products Group at Hewlett Packard Company, a leading manufacturer of computing, communications and measurement products and services. He is a director of America Online, Inc., Electroglas, Inc., Wall Data, Inc., Daw Technologies, Inc. and Caere Corp.

DIRECTORS CONTINUING IN OFFICE AFTER ANNUAL MEETING

TERM EXPIRING IN 1998

         STEPHEN M. PURICELLI, AGE 44

         Mr. Puricelli has been a director of the Company since February 1990. Mr. Puricelli has been a General Partner of Costine Associates, L.P., which is the corporate general partner of Corporate Venture Partners, since its inception in April 1988. Corporate Venture Partners is a venture capital fund headquartered in Ithaca, New York. He is currently a director of several small businesses.

TERM EXPIRING IN 1999

         GLENN G. MACKINTOSH, AGE 34

         Mr. Mackintosh has been Vice President and General Manager of the Firewall Division and a director since August 1996. He has resigned as Vice President and General Manager of the Firewall Division effective April 30, 1997. He was a co-founder of Secure Computing Canada Ltd., formerly known as Border Network Technologies Inc., in January 1994 where he was Executive Vice-President from February 1996 to August 1996 and Vice-President of Technology from January 1994 to February 1996. Prior to co-founding Border Network Technologies Inc., Mr. Mackintosh served as Senior Network Specialist at the University of Toronto from 1991 to 1992 and then as Supervisor of External Networks and Facilities Management Group from June 1992 to August 1994.

         ERIC P. RUNDQUIST, AGE 49

         Mr. Rundquist has been a director since August 1996 and prior to its acquisition by the Company was a director of Enigma Logic, Inc. from 1994 to August 1996. In 1991, Mr. Rundquist founded and since that time has been President and Chief Executive Officer of Eric Thomas, Inc., a firm that assists medium to large corporations in managing their federal and state income, sales and property tax matters. From 1990 to 1991, Mr. Rundquist was Director of Taxes at the San Jose, California office of BDO Seidman, LLP an international accounting firm.

         None of the directors is related to any other director or to any executive officer of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         The Board of Directors met nineteen times during 1996. All incumbent directors attended at least 75% of the meetings of the Board and of the committees on which they served held during the periods for which they served as a director. The Company currently has an Audit Committee, a Compensation Committee and a Nominating Committee. In addition, for a period of three months in 1996, the Company had an Executive Committee. Following is a description of the functions performed by each of the Committees:

AUDIT COMMITTEE

         The Company's Audit Committee presently consists of Messrs. Rundquist (Chairman), Puricelli and Shaughnessy. The Audit Committee makes recommendations concerning the selection and appointment of independent auditors, reviews the scope and findings of the completed audit, and reviews the adequacy and effectiveness of the Company's accounting policies and system of internal accounting controls. The Audit Committee met three times during 1996.

COMPENSATION COMMITTEE

         The Company's Compensation Committee presently consists of Messrs. Puricelli (Chairman) and Shaughnessy and Ms. Atkins. The Compensation Committee annually reviews and acts upon the Chief Executive Officer's compensation package and sets compensation policy for the other employees of the Company, as well as acting upon management recommendations concerning employee stock options, bonuses and other compensation and benefit plans. The Compensation Committee also administers the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan discussed below and the Secure Computing Corporation Employee Stock Purchase Plan. The Compensation Committee met nineteen times during 1996.

NOMINATING COMMITTEE

         The Nominating Committee presently consists of Messrs. Puricelli (Chairman), Shaughnessy and Waxman. The Company's Nominating Committee advises and makes recommendations to the Board on all matters concerning the selection of candidates as nominees for election as directors. The Nominating Committee met five times during 1996.

         The Nominating Committee will consider persons recommended by stockholders in selecting nominees for election to the Board of Directors. Stockholders who wish to suggest qualified candidates should write to: Secure Computing Corporation, 2675 Long Lake Road, Roseville, Minnesota 55113,
Attention: Chairman, Nominating Committee. All recommendations should state in detail the qualification of such persons for consideration by the Nominating Committee and should be accompanied by an indication of the person's willingness to serve.

EXECUTIVE COMMITTEE

         The Board of Directors formed the Executive Committee on September 23, 1996 and delegated to it the ability to exercise all the powers and authority of the Board in the management of the business and affairs of the Company between meetings of the Board. The Executive Committee dissolved in November 1996 after Mr. Waxman was hired as Chief Executive Officer. Members of the Committee included Messrs. Kamm (Chairman), Beseke, Puricelli, Forbes, and Rundquist.

DIRECTOR COMPENSATION

         Effective May 1996, members of the Board of Directors who are not employees of the Company and who beneficially own not more than 5% of the outstanding shares of Secure Common Stock receive $1,000 for each meeting of the Board (or any committee thereof) attended (a minimum of $10,000 per year); provided, however, a meeting of the board (or any committee) that is held concurrently with another meeting is considered to be only one meeting. In addition, each non-employee director of the Company immediately following an Annual Meeting of Stockholders is granted, by virtue of serving as a non-employee director of the Company, an option to purchase 4,375 shares of Common Stock of the Company at an exercise price equal to the fair market value of the Common Stock on the date of grant and with an expiration date ten years from the date of grant. These stock options become fully exercisable on the date of the Annual Meeting of Stockholders next following the grant of the option. Non-employee directors of the Company who are elected between Annual Meetings of Stockholders of the Company receive an option upon terms that are similar to those awarded at an Annual Meeting, except that the number of shares covered by such option is pro-rated to reflect the number of months that have expired from the date of the prior Annual Meeting.

         During 1996, the Compensation Committee of the Board of Directors granted options to purchase 4,375 shares of Common Stock of the Company, which shares after the February 13, 1997 repricing have a per share exercise price of $6.125, for one year of service as a director to each of the then current outside directors of the Company. Incumbent outside directors Messrs. Rundquist, Frankenberg and Forbes received pro rata grants of options to purchase 3,281 shares, 1,458 shares and 3,281 shares, respectively. These options also have an exercise price of $6.125 as a result of the February 13, 1997 repricing. In addition, in consideration for their service on the Executive Committee, the Board granted an option to purchase 25,000 shares of Common Stock of the Company to Mr. Kamm and an option to purchase 10,000 shares of Common Stock of the Company to each of Messrs. Puricelli, Forbes and Rundquist. All options granted to non-employee directors currently have an exercise price of $6.125 per share as a result of the repricing described herein. See "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options".

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee (the "Committee") of the Board of Directors is responsible for establishing compensation policy and administering the compensation programs of the Company's Chief Executive Officer. The Committee is comprised of three non-employee directors. The Committee meets periodically to review executive compensation, the design of compensation programs, stock option programs, and individual salary and awards for the Chief Executive Officer. The purpose of this report is to inform stockholders of the Company's compensation policies and the rationale for the compensation paid to the Company's current and former Chief Executive Officer and other executive officers in 1996.

COMPENSATION PHILOSOPHY

         The Company's compensation program is designed to motivate and reward executives responsible for attaining the financial and strategic objectives essential to the Company's long-term success and continued growth in stockholder value. The compensation program has been designed to provide a competitive level of total compensation and offers incentive opportunities directly linked to the Company's performance and stockholder return. The Committee believes it is in the best interests of the stockholders to reward executives when the Company's performance objectives are achieved and to provide significantly less compensation when these objectives are not met. Therefore, a significant portion of executive compensation is comprised of "at risk" incentives.

         Key objectives of the compensation program are to:

* Provide a strong, direct link between the Company's financial and strategic goals and executive compensation.

* Align the financial interest of executives with those of its stockholders through equity-based plans.

* Motivate executives to achieve operating goals through an emphasis on performance-based compensation.

* Provide competitive total compensation that recognizes individual performance and that can attract and retain high caliber key executives critical to the long-term success of the Company.

       To maintain a competitive level of total executive compensation, the Committee periodically evaluates the compensation packages of competitor companies. This analysis provides the Committee with competitive data on the mix of compensation elements and overall compensation levels.

       The Company participates each year in the Annual Radford Benchmark Salary Survey sponsored by Alexander & Alexander Consulting Group. This survey includes data from 429 high technology companies located outside of the San Francisco Bay area which are used for comparison. The Committee's intent is to target total compensation for executives at an average for competitor companies and to exceed average compensation when performance goals are exceeded.

EXECUTIVE OFFICER COMPENSATION PROGRAM

       The key components of the Company's executive officer compensation program are base salary, annual incentive bonus and long-term incentives. These elements are described below. In determining compensation, the Committee considers all elements of an executive's compensation package.

       BASE SALARY. The Committee annually reviews the base salary of the Chief Executive Officer. In determining appropriate salary levels, the Committee considers individual performance, level of responsibility, scope and complexity of the position, and internal equity and salary levels for comparable positions at the peer companies. In determining the base salary increase for the Chief Executive Officer, the Committee also considers strategic planning, team building and operating results. The Chief Executive Officer, in consultation with the Committee, annually reviews the base salary of the other executive officers based on the same criteria.

       ANNUAL INCENTIVE BONUS. The purpose of the Company's annual incentive bonus is to provide a direct financial incentive in the form of an annual cash bonus to the executive officers and key managers who achieve performance goals established by the Committee. The Committee determines the annual incentive bonus of the Chief Executive Officer and the Chief Executive Officer, in consultation with the Committee, determines the annual incentive bonus of the other executive officers.

       Executives are eligible for target awards under the annual incentive program with maximum payouts ranging from 15% to 75% of base salary, with 75% possible in the case of the Chief Executive Officer only. The size of the target award is determined by the executive's position and competitive data for similar positions at the peer companies. The Company sets high goals and, therefore, the resulting awards decrease or increase substantially if actual employee performance in achieving the Company's goals fails to meet or exceeds target levels. For 1996, performance was assessed against target measures of team building, strategic planning and financing goals. For 1996, Mr. Waxman received an incentive bonus award of $34,600, approximately 85% of his target bonus of 75% of base salary, and Mr. Beseke did not receive an incentive bonus award. Incentive bonus awards to other executive officers in 1996 were from 5% to 22% of their current base salaries.

         STOCK OPTIONS. Long-term performance incentives are provided to executives through the Company's Amended and Restated 1995 Omnibus Stock Plan (the "Omnibus Stock Plan"). The Omnibus Stock Plan is administered by the Committee, which is authorized to award stock options to employees of the Company, non-employee directors of the Company and certain advisors and consultants to the Company. At least annually, the Committee considers whether awards will be made to executive officers under the Omnibus Stock Plan. Such awards are based on the scope and complexity of the position, competitive compensation data and the maintenance of the Company's stock at a target share price. The Committee has broad discretion to select the optionees and to establish the terms and conditions for the grant, vesting and exercise of each option. Although the Committee's practice has been to grant incentive stock options to employees vesting over three years, recently the Company has begun to grant options one third of which vest if the Company's Common Stock reaches a price by the first anniversary of the date of grant which is $10.00 greater than its fair market value on the date of grant and maintains such price for a period of twenty consecutive business days, one third of which vest if the Company's Common Stock reaches a price by the second anniversary of the date of grant which is $20.00 greater than its fair market value on the date of grant and maintains such price for a period of twenty consecutive business days, and the final one third of which vest if the Company's Common Stock reaches a price by the third anniversary of the date of grant which is $30.00 greater than its fair market value on the date of grant and maintains such price for a period of twenty consecutive business days. Options granted to executives vest immediately upon the occurrence of an "Event" as defined in the Omnibus Stock Plan, attached hereto as Exhibit 1.

         In 1996, the Committee granted to Mr. Waxman two non-statutory stock options to purchase an aggregate of 750,000 shares of the Company's Common Stock, 500,000 of which are subject to approval of amendments to the Omnibus Stock Plan that would (i) increase the number of shares of Common Stock of the Company subject to the Omnibus Stock Plan and (ii) increase the maximum number of shares of the Company's Common Stock that may be awarded to any one employee in any fiscal year from 250,000 to 750,000. The purchase price per share for both options after repricing is $6.125, as a result of the repricing described below. An option for 450,000 shares vests over three years at a rate of 150,000 shares per year on, as a result of the February 13, 1997 repricing, each of February 13, 1997, 1998 and 1999 (of which 66,666, 66,667 and 66,667 shares vesting on February 13, 1997, 1998 and 1988, respectively, are conditional upon stockholder approval of the amendments to the Omnibus Stock Plan referred to above). A second option for 300,000 shares vests upon the occurrence of the following events: (1) if, on or before February 13, 1997, the closing price of a share of the Company's Common Stock is $16.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to 100,000 shares; (2) if, on or before February 13, 1998, the closing price of a share of the Company's Common Stock is $26.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to 100,000 shares; and (3) if, on or before February 13, 1999, the closing price of a share of the Company's Common Stock is $36.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to 100,000 shares. To the extent that any such event does not occur within the applicable time periods set forth above, then such option shall immediately terminate with respect to the applicable number of shares which have not vested. Mr. Waxman's option vests immediately upon the occurrence of an Event. The per share price targets are subject to appropriate adjustments for stock splits and other changes in the capitalization of Secure, as set forth in the Omnibus Stock Plan.

         In 1996, the Committee did not grant to Mr. Beseke any options to purchase shares of Common Stock of the Company.

         PROFIT SHARING AND RETIREMENT PLAN. The Secure Computing Corporation Profit Sharing and Retirement Plan (the "Retirement Plan") was made effective as of February 1, 1994. The Retirement Plan is intended to be a qualified retirement plan under Section 401 of the Internal Revenue Code of 1986, as amended, so that contributions by employees or by the Company to the Retirement Plan, and income earned thereon, are not taxable to employees until withdrawn from the Retirement Plan (except for contributions under the 401(k) component, which are subject to Social Security withholding); and so that contributions by the Company, if any, will be deductible when made. The purpose of the Retirement Plan is to enable eligible employees, including executive officers, to save for retirement and to provide incentives to increase corporate financial performance by establishing a direct link between profit sharing contributions to employees and corporate financial performance. It may also provide certain benefits in the event of death, disability, or other termination of employment. The Retirement Plan is for the exclusive benefit of eligible employees and their beneficiaries. There are two components to the Retirement Plan, a 401(k) - type component and a Company profit sharing component.

         Under the 401(k) component, employees may contribute up to 12% of their annual compensation, subject to a federally imposed annual maximum which is currently $9,500. The Company may provide additional matching contributions of up to $250 per person per year under this component. The plan trustee, at the direction of each participant, invests funds in any of six investment options. In 1996, the Company did not contribute to Mr. Waxman's account and contributed $250 to Mr. Beseke's account under this component of the Retirement Plan.

         The Retirement Plan also provides a profit sharing component, which covers substantially all employees of the Company, including the executive officers. Contributions under this component are limited to the Company's discretionary annual contribution, which is based on the financial performance of the Company. The Company can make contributions of up to 5% of the employee's annual salary. During the first five years of employment, contributions vest based on an employee's years of service. Thereafter, contributions vest immediately. In 1996, the Company did not contribute to Mr. Waxman's account and contributed $4,500 to Mr. Beseke's account under this component of the Retirement Plan.

         EMPLOYEE STOCK PURCHASE PLAN. The Secure Computing Corporation Employee Stock Purchase Plan (the "Purchase Plan") was approved by the Company's stockholders at the 1996 Annual Meeting and became effective July 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Purchase Plan is administered by the Committee.

         Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company is eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee has completed at least six months of continuous service and is customarily employed at least 20 hours per week. "Purchase Period" means each quarter of the Company's fiscal year.

         Any eligible employee may elect to become a participant in the Purchase Plan by authorizing payroll deductions of a specified whole percentage from 1% to 10% of the employee's gross cash compensation. The Company currently has approximately 330 employees who are eligible to participate in the Purchase Plan. Amounts withheld under the Purchase Plan will be held by the Company as part of its general assets until the end of the Purchase Period and will be used to purchase Common Stock of the Company as of the last day of the Purchase Period at a price equal to 85% of the lesser of the fair market value of a share of Common Stock on either the first or last day of the Purchase Period. All amounts so withheld will be used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified the Company that he or she elects to purchase a lesser number of shares of Common Stock or to receive the entire amount in cash. If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of Common Stock. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

         Shares of Common Stock acquired by each participant will be held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of Common Stock purchased by a participant will be issued and delivered to him or her only upon the request of such participant or his or her representative.

         No more than $25,000 in fair market value (determined on the first day of the respective Purchase Periods) of shares of Common Stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company by any participant in each calendar year.

         OTHER. Pursuant to the terms of his employment agreement, Mr. Waxman is entitled to receive a monthly car allowance of up to $1,000, relocation expenses, and temporary living quarters in the general vicinity of the Company's headquarters. In 1996, Mr. Waxman received car allowance payments of $2,000 and did not receive any relocation expenses. Under his employment agreement with the Company, Mr. Beseke was entitled to receive a term life insurance policy in the amount of $540,000, with the premiums for such policy to be paid by the Company. In 1996, the amount of such premium was $1,585.

REPRICINGS OF STOCK OPTIONS

         Historically, the policy of the Committee has been to set the exercise price of the stock options at the fair market value of the underlying stock on the date of grant. Accordingly, the stock options provide value only when the price of the Company's stock increases above the price on the date of grant.

         On January 23, 1997, the Committee approved the repricing of substitute stock options of an exercise price of $8.00 per share, the fair market value on the date of repricing to all holders of options with exercise prices in excess of $8.00 per share. The Committee's action was in response to the decline in the market price of the Company's stock during the preceding months, which had effectively eliminated the incentive value of options with significantly higher exercise prices. The Committee's decision was based on a number of factors, including the fear of losing skilled, mobile executives. The Committee determined that substitute options were necessary to provide incentives for valued employees of the Company to remain with the Company over an extended period of time.

         On February 13, 1997, the fair market value of the Company's common stock had declined to $6.125. Since all conditions of the January 23, 1997 repricing of options had not been satisfied, the Committee declared the January 23, 1997 repricing of options to be null and void, and approved the repricing at $6.125 per share of all stock options with an exercise price in excess of $6.125 per share. The termination date of the repriced options was changed to a date ten years from the date of grant. The grant of new options to non-director employees and outside directors is conditioned upon the termination of each old option held by such employee or outside director. The vesting schedule for the new options issued to non-director employees and the new option for 450,000 shares issued to Mr. Waxman were reset so that the new options were completely unvested on the date of grant, regardless of any vesting that occurred under the old options, and will vest at the rate of one third of the shares covered by the new option on each of February 13, 1998, 1999, and 2000. The vesting schedule for the repriced options to outside directors remains the same as the vesting schedule for the unvested old outside director options. The vesting schedules for Mr. Waxman's option for 300,000 shares and for similar options granted to other executives were revised so that the triggering stock prices and dates are $16,125 on February 13, 1998, $26.125 on February 13, 1999, and $36.125 on
February 13, 2000. All other terms of the repriced options remain the same as the old options. A total of 1,545,175 options, with exercise prices ranging from $6.84 to $30.00 per share, were repriced.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Stephen M. Puricelli, a director of the Company, is the Chairman of the Compensation Committee of the Board of Directors. Mr. Puricelli also is a general partner of Costine Associates, L.P., which is the General Partner of Corporate Venture Partners, L.P. ("CVP"), which owns approximately 9.5% of the Common Stock of the Company. Dennis J. Shaughnessy, a director of the Company, is a member of the Compensation Committee of the Board of Directors. Mr. Shaughnessy also is the Managing Director of Grotech Capital Group ("Grotech"), which owns approximately 11.6% of the Common Stock of the Company. See "Certain Transactions".


                                        COMPENSATION COMMITTEE

                                        Stephen M. Puricelli, Chairman

                                        Dennis J. Shaughnessy

                                        Betsy S. Atkins



                           SUMMARY COMPENSATION TABLE

         The following Summary Compensation Table contains information concerning annual and long-term compensation for the Company's last two fiscal years provided to the two individuals who served the Company as Chief Executive Officer during 1996 and the other three executive officers of the Company (collectively, the "Named Executive Officers") who received remuneration exceeding $100,000 for the fiscal year ended December 31, 1996.

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                              ANNUAL COMPENSATION                  AWARDS
                                   ---------------------------------------     ----------------
                                                                                  SECURITIES          ALL OTHER
           NAME AND                 FISCAL                                        UNDERLYING           COMPEN-
      PRINCIPAL POSITION             YEAR          SALARY       BONUS(1)        OPTIONS/SARS(#)       SATION(2)
-------------------------------    ----------    ----------   ------------     -----------------      ---------
Jeffrey H. Waxman, Chief             1996          $50,000      $34,600            750,000                $--
  Executive Officer, Director

Kermit M. Beseke(3)                  1996          180,000          --              --                  6,335(4)
                                     1995          178,269      103,502             31,250              8,505(5)

Timothy P. McGurran, Vice            1996           72,193       27,500(6)         100,000              2,437(7)
  President of Operations,
  Chief Financial Officer

James Boyle, Vice President          1996           93,510       10,500             44,375              3,600(7)
  of the Government Division         1995           24,998          --                --                   --

Glenn G. Mackintosh, Vice            1996           91,241       29,159(9)          96,250              2,190(10)
  President and General Manager      1995           47,450       14,052               --                   --
  of the Firewall Division(8)


-------------------------------

(1) Unless otherwise indicated, all amounts reflect compensation earned as annual incentive bonus. Such compensation is actually paid to the recipient in the year following the year earned. See "Executive Compensation -- Report of the Compensation Committee".

(2) Unless otherwise indicated, all Other Compensation reported represents contributions made under the Company's Profit Sharing and Retirement Plan. In each of 1994 and 1995, the Company made matching contributions of $250 under the 401(k) component of the Profit Sharing and Retirement Plan to each Named Executive Officer's Account. Such contributions are actually made to the recipient's account in February of the following year. See "Executive Compensation -- Report of the Compensation Committee".

(3) Mr. Beseke became President, Chief Executive Officer, and a Director in February 1992 and Chairman in November 1996 and held office as an officer, employee and a Director of the Company until January 2, 1997.

(4) Represents payment by the Company of the annual premium of $1,459 for a term life insurance policy in addition to contributions under the Company's Profit Sharing and Retirement Plan.

(5) Represents payment by the Company of the annual premium of $1,340 for a term life insurance policy in addition to contributions under the Company's Profit Sharing and Retirement Plan.

(6) Represents a $20,000 signing bonus in addition to compensation earned as an annual incentive bonus.

(7) Represents contributions under the Company's Profit Sharing and Retirement Plan.

(8) Mr. Mackintosh resigned as Vice President and General Manager of the Firewall Division and as an employee of the Company effective April 30, 1997.

(9) Represents a $24,159 bonus pursuant to a contract in addition to compensation earned as an annual incentive bonus.

(10) Represents amounts accrued to be paid to Mr. Mackintosh under a profit sharing and retirement plan to be established for the benefit of Canadian employees.


                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes option grants made during the year ended December 31, 1996 to the executive officers named in the Summary Compensation Table. The table does not reflect the repricing of stock options described in "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options".

                              INDIVIDUAL GRANTS
----------------------------------------------------------------------------
                                         PERCENT OF
                            NUMBER OF      TOTAL                                   POTENTIAL REALIZABLE VALUE AT
                           SECURITIES     OPTIONS                                  ASSUMED ANNUAL RATES OF STOCK
                           UNDERLYING    GRANTED TO   EXERCISE                     PRICE APPRECIATION FOR OPTION
                            OPTIONS      EMPLOYEES    OR BASE                                 TERMS(1)
                            GRANTED      IN FISCAL     PRICE      EXPIRATION       ------------------------------
            NAME             (#)(2)         YEAR       ($/Sh)        DATE              5%($)             10%($)
-------------------------- ---------     ---------    --------      -------        -------------     ------------
Jeffrey H. Waxman           450,000        18.8%       $9.75      11/04/06        $2,759,738         $6,993,675
                            300,000        12.5         9.75      11/04/06(3)      1,839,825(3)       4,662,450(3)

Kermit M. Beseke               --           --           --          --                 --                --

Timothy P. McGurran          13,351         0.6        24.75        5/9/06           207,845            526,717
                             11,649         0.5        25.75       5/12/06           188,676            478,139
                             15,000         0.6        30.25       5/28/06           285,409            723,278
                             60,000         2.5        13.50       8/28/06           509,490          1,291,140

James Boyle                   9,375         0.4        24.75       4/26/06           145,948            369,858
                             35,000         1.5        13.50       8/28/06           297,203            753,165

Glenn G. Mackintosh          56,250         2.3         3.66       2/21/06           129,495            328,165
                             25,000         1.0        27.00       5/23/06           424,575          1,075,950
                             15,000         0.6        27.00       5/29/06           254,745            645,570

------------------------

(1) The potential realizable value is based on a 10-year term of each option at the time of grant. Assumed stock price appreciation of 5% and 10% is mandated by rules of the Securities and Exchange Commission and is not intended to forecast actual future financial performance or possible future appreciation. The potential realizable value is calculated by assuming that the deemed fair value of the Company's Common Stock for financial statement presentation purposes on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2) Options granted pursuant to the Omnibus Stock Plan at an exercise price equal to the fair market value as determined by the Board of Directors on the date of grant. Unless otherwise indicated, each option becomes exercisable with respect to one-third of the shares of Common Stock covered thereby on each of the first through third anniversaries of the date of grant, commencing on the first anniversary of such date. Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

(3) Option vests in 100,000 share increments on November 4, 1996, 1997 and 1998, dependent upon the Company's Common Stock achieving on or before these dates (and maintaining for twenty consecutive business days thereafter) a closing per share price of $19.75, $29.75 and $39.75, respectively. To the extent that the Company's Common Stock does not achieve such prices within the applicable time periods, then such option shall immediately terminate with respect to the applicable number of shares which have not vested. The option expires on November 4, 2006. The terms of this option are described more fully in "Executive Compensation -- Report of the Compensation Committee".

                                AGGREGATE OPTION
                          EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The purpose of the following table is to report exercises of stock options by the Named Executive Officers during 1996 and the value of their unexercised stock options as of December 31, 1996.

                                                               NUMBER OF UNEXERCISED       VALUE OF UNEXERCISED
                                                                    OPTIONS AT             IN-THE-MONEY OPTIONS
                               SHARES                             FISCAL YEAR-END          AT FISCAL YEAR-END(1)
                              ACQUIRED          VALUE             ---------------          ---------------------
            NAME             ON EXERCISE       REALIZED      EXERCISABLE UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
------------------------    -------------    ------------    ----------- -------------   -----------  -------------
Jeffrey H. Waxman                --              --             --          750,000            --           --
Kermit M. Beseke                6,875          $151,104(2)     62,625        31,125         $447,733     $125,486
Timothy P. McGurran              --              --             --          100,000            --           --
James Boyle                      --              --             1,875        48,125            4,284        8,569
Glenn G. Mackintosh              --              --            56,250        40,000          307,406        --

------------------------

(1) Value is based on a share price of $9.125, which was the last reported sale price for a share of Common Stock on the NASDAQ National Market System on December 31, 1996, minus the exercise price, and does not reflect the repricing of stock options described in "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options".

(2) Mr. Beseke exercised options to purchase 6,875 shares of Common Stock on March 20, 1996. The exercise price of 5,675 shares was $0.20 per share and of 1,250 shares was $0.592 per share. The exercise prices were the fair value of a share of Common Stock on the date of grant, as determined by the Board of Directors. Value Realized is based on the attributed fair market value of a share of Common Stock on the date of exercise, which was $22.25 on March 20, 1996.

                 EMPLOYMENT CONTRACTS; SEVERANCE, TERMINATION OF
                  EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with each of the Named Executive Officers.

         JEFFREY H. WAXMAN. Mr. Waxman entered into a two-year employment agreement with the Company effective November 4, 1996 to serve as the Company's President and Chief Executive Officer. The agreement remains in effect until November 4, 1998, unless terminated by Mr. Waxman upon 30-days written notice, subject to the Company's right to terminate the agreement immediately at any time for cause. The agreement shall renew for successive one-year terms unless either party gives written notice to the other of non-renewal within 30 days prior to scheduled renewal. In addition, the Company may terminate the agreement at any time, or not renew the agreement, for any reason, if the Company pays to Mr. Waxman as severance pay an amount equal to one year's base salary (or if greater than one year, base salary for the remainder of the period from the date of termination to November 4, 1998). Mr. Waxman's annual base salary is $325,000, and he is eligible to receive an annual cash performance bonus of up to 75% of base salary. Both Mr. Waxman's base salary and the bonus percentage are subject to review by the Compensation Committee which may make adjustments upward, but not downward. Mr. Waxman also is entitled to all rights and benefits for which Mr. Waxman is eligible under any deferred bonus, pension, group insurance, profit sharing or other Company benefits which may be in force from time to time.

         The agreement also provides Mr. Waxman with a monthly car allowance of up to $1,000, paid separately and not subject to withholding taxes to the extent permitted by law. In consideration for Mr. Waxman's agreement to relocate his residence to the general vicinity of the Company's corporate headquarters, the Company will pay for any of his direct relocation expenses, including the cost of moving household goods and closing costs for the sale of his present home and the purchase of a new home, such as real estate brokers' commissions, together with an additional amount of cash sufficient to pay any personal income taxes payable as a result of the Company's payment of direct relocation expenses. Until Mr. Waxman relocates, the Company will provide him with a furnished apartment, or suitable living quarters, in the general vicinity of the Company's corporate headquarters.

         Pursuant to the agreement, Mr. Waxman was granted a non-statutory option to purchase 450,000 shares of the Company's Common Stock and an additional nonstatutory stock option to purchase up to an additional 300,000 shares of Secure Common Stock upon the occurrence of certain events described below. The option for 300,000 shares and 200,000 shares covered by the option for 450,000 shares are subject to stockholder approval of amendments to the Omnibus Stock Plan, as set forth under "Proposal to Approve the Amended and Restated 1995 Omnibus Stock Plan, as Amended". The purchase price per share for both options is $6.125, as a result of the repricing described in "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options".

         As a result of the repricing described in "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options" herein, the option for 450,000 shares vests over three years at a rate of one-third or 150,000 shares per year on each of February 13, 1997, 1998 and 1999 (of which 66,666, 66,667 and 66,667 shares vesting on February 13, 1997, 1998 and 1988, respectively, are conditional upon stockholder approval of the amendment to the Omnibus Stock Plan described in "Proposal to Approve the Amended and Restated 1995 Omnibus Stock Plan, as Amended" herein). Such option will also immediately vest in full upon the declaration of an "Event" as set forth in the Omnibus Stock Plan; provided, however, that such option shall continue to be conditioned upon stockholder approval as noted above with respect to 200,000 shares if such approval shall not have been obtained prior to the occurrence of such Event.

         As a result of the repricing described in "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options" herein, the option for 300,000 shares vests upon the occurrence of the following events: (1) if, on or before February 13, 1998, the closing price of a share of Secure Common Stock is $16.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to 100,000 shares of Secure Common Stock; (2) if, on or before February 13, 1999, the closing price of a share of Secure Common Stock is $26.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to an additional 100,000 shares of Secure Common Stock; and (3) if, on or before February 13, 2000, the closing price of a share of Secure Common Stock is $36.125 or more and maintains or exceeds such price for a period of 20 consecutive business days, then the option shall vest as to an additional 100,000 shares of Secure Common Stock. To the extent that any such event does not occur within the applicable time periods set forth above, then such option shall immediately terminate with respect to the applicable number of shares which have not vested. The per share price targets are subject to appropriate adjustments for stock splits and other changes in the capitalization of Secure, as set forth in the Omnibus Stock Plan.

         During the term of his employment and following the termination of his employment if the Company exercises its option to have Mr. Waxman render consulting services, Mr. Waxman is prohibited from competing with the Company and any of its subsidiaries and he also is prohibited from soliciting employees or customers of the Company or any of its subsidiaries for his own account or the account of a third party.

         KERMIT M. BESEKE. Until his resignation effective January 3, 1997, the Company was a party to an employment agreement with Mr. Beseke, pursuant to which Mr. Beseke had agreed to serve as the Company's Chief Executive Officer until December 31, 1996, unless the agreement was terminated by Mr. Beseke upon 30-days written notice or by the Company for cause or Mr. Beseke's death. Mr. Beseke's annual base salary was $180,000, and he also was eligible to receive annual cash bonuses and stock option grants and other awards under the Omnibus Stock Plan as determined by and at the discretion of the Compensation Committee. Mr. Beseke was also entitled to all rights and benefits for which Mr. Beseke was eligible under any deferred bonus, pension, group insurance, profit sharing or other Company benefits which may be in force from time to time. Mr. Beseke's spouse is the beneficiary of a term life insurance policy, on the life of Mr. Beseke, for which the Company agreed to pay the annual premium. Mr. Beseke is prohibited from soliciting employees or customers of the Company for Mr. Beseke's own account or the account of a third party for 12 months after the termination of Mr. Beseke's employment.

         Mr. Beseke resigned as a director, officer and employee of the Company effective January 2, 1997. Mr. Beseke received a severance payment of $180,000 and payment for accrued and earned, but unused, vacation.

         TIMOTHY P. MCGURRAN. The Company and Mr. McGurran entered into a three-year employment agreement on August 27, 1996, pursuant to which Mr. McGurran serves as the Company's Vice President of Operations and Chief Financial Officer. Mr. McGurran's annual base salary is $125,000, subject to upward adjustment by the Board of Directors. Mr. McGurran is also eligible to receive an annual bonus of up to 35% of his base salary if certain performance goals established by the Board of Directors are met. Such percentage is subject to upward adjustment by the Board of Directors. Either party may terminate the agreement; however, if the Company terminates the agreement without cause, Mr. McGurran will be entitled to an amount equal to twelve months of his base salary. Upon termination of expiration of the agreement, the Company shall have the option to retain Mr. McGurran as a consultant.

         JAMES BOYLE. The Company and Mr. Boyle entered into a three-year employment agreement on October 7, 1996, pursuant to which Mr. Boyle serves the Company as Vice President of the Government Division. Mr. Boyle's annual base salary is $120,000, subject to upward adjustment by the Board of Directors. Mr. Boyle is also eligible to receive an annual bonus of up to 35% of his base salary if certain performance goals established by the Board of Directors are met. Such percentage is subject to upward adjustment by the Board of Directors. Under the terms of the agreement, Mr. Boyle was granted options to purchase 35,000 shares of Common Stock under the Company's Omnibus Stock Plan vesting in one-third increments on the first three anniversaries of the date of the agreement at an exercise price of $13.50 per share. Such options were repriced to an exercise price of $6.125 per share on February 13, 1997. Either party may terminate the agreement; however, if the Company terminates the agreement without cause, Mr. Boyle will be entitled to an amount equal to six months of his base salary. Upon termination or expiration of the agreement, the Company shall have the option to retain Mr. Boyle as a consultant.

         GLENN G. MACKINTOSH. The Company and Mr. Mackintosh entered into a three-year employment agreement on August 29, 1996, pursuant to which Mr. Mackintosh serves the Company as Vice President and General Manager of the Firewall Division. Mr. Mackintosh's annual base salary is $125,000 subject to upward adjustment by the Board of Directors. Mr. Mackintosh is also eligible to receive an annual bonus of up to 35% of his base salary if certain performance goals established by the Board of Directors are met. Such percentage is subject to upward adjustment by the Board of Directors. Under the terms of the agreement, Mr. Mackintosh was granted options to purchase 40,000 shares of Common Stock under the Omnibus Stock Plan vesting in one-third increments on the first three anniversaries of the date of the agreement at an exercise price of $27.00 per share. Such options were repriced to an exercise price of $6.125 per share on February 13, 1997. Either party has the power to terminate the agreement for any reason.

         Mr. Mackintosh resigned as an officer and employee of the Company effective April 30, 1997. The Company has agreed to pay Mr. Mackintosh a severance payment of $41,667 and payment for accrued and earned, but unused, vacation.

                              CERTAIN TRANSACTIONS

         Stephen M. Puricelli is a director of the Company and is a general partner of Costine Associates, L.P., which is the General Partner of Corporate Venture Partners, L.P. ("CVP"), which owns approximately 9.5% of the Common Stock of the Company. Dennis J. Shaughnessy is a director of the Company and is the Managing Director of Grotech Capital Group ("Grotech"), which owns approximately 11.6% of the Common Stock of the Company.

         Pursuant to a Registration Rights Agreement between the Company, Grotech and CVP dated July 14, 1989, as amended by an amendment dated December 13, 1989, the shares of Common Stock issued to CVP and Grotech upon the conversion of the Preferred Stock issued pursuant to the exercise of warrants are subject to certain registration rights. Pursuant to such registration rights, Grotech and CVP and certain permitted transferees have rights to demand registration under the federal securities laws of the shares of Common Stock. In addition, in the event the Company proposes to register additional securities under the federal securities laws, Grotech and CVP (or their permitted transferees) will have rights, subject to certain exceptions and limitations, to have the shares of Common Stock included in such registration statement. The Company has agreed that, in the event of any registration of securities owned by Grotech and CVP (or their permitted transferees) in accordance with the provisions thereof, it will indemnify such persons, and certain related persons, against liabilities incurred in connection with such registration, including liabilities arising under the federal securities laws. The registration rights are subject to certain limitations intended to prevent undue interference with the Company's ability to distribute securities.

         The Company conducts business with Midwest Systems, Inc. ("Midwest"), which is a distributor of certain of the Company's products and is a computer hardware vendor to the Company. In 1996, the Company received revenue of $1,224,000 from sales to Midwest and purchased $435,000 of goods from Midwest. The spouse of Kermit Beseke, former Chairman of the Board, President and Chief Executive Officer of the Company, is a former Vice President of Midwest.

                             SECTION 16(a) REPORTING

         Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership of the Company's Common Stock and changes in such ownership with the Securities and Exchange Commission. To the Company's knowledge based solely on a review of copies of forms submitted to the Company during and with respect to 1996 and on written representations from the Company's directors and executive officers, all required reports were filed on a timely basis during 1996, except for Forms 4 and 5 required to be filed by Donald Whitbeck, a former executive officer of the Company, but which Forms 4 and 5 were not filed.


                             PERFORMANCE EVALUATION

         The graph below compares total cumulative stockholders' return on the Common Stock for the period from the close of the NASDAQ Stock Market - U.S. Companies on the date of the Company's initial public offering of Common Stock (November 17, 1995) to December 31, 1996, with the total cumulative return on the CRSP Total Return Index for the NASDAQ Stock Market - U.S. Companies (the "CRSP Index") and the CRSP Index for NASDAQ Computer and Data Processing Stocks (the "Peer Index") over the same period. The index level for the graph and table was set to 100 on November 17, 1995 for the Common Stock, the CRSP Index and the Peer Index and assumes the reinvestment of all dividends.



           EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CRSP Total Returns Index for:                11/17/95  12/31/95  6/30/96   12/31/96
-----------------------------                --------  --------  -------   --------
Secure Computing Corporation                  100.00     116.1     47.4       18.9
Nasdaq Stock Market (US Companies)            100.00     100.9    114.3      124.1
Nasdaq Computer and Data Processing           100.00     100.3    116.8      123.9
     Stocks SIC 7370-7379 US & Foreign

Notes:

     A. The lines represent annual index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the annual interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D. The index level for all series was set to $100.0 on 11/17/95.


                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                       1995 OMNIBUS STOCK PLAN, AS AMENDED

PROPOSED AMENDMENTS REQUIRING STOCKHOLDER APPROVAL

         Pursuant to its employment agreement with Mr. Waxman, the Company agreed to propose to its stockholders at the Annual Meeting an amendment to the Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan (the "Omnibus Stock Plan") increasing from 250,000 to 750,000 the maximum number of shares covered by options to purchase, or stock appreciation rights in, the Company's Common Stock that may be awarded to any one employee in any fiscal year. The Company believes that the ability to grant a larger number of stock options is necessary to enable it to compete successfully with other companies to secure and retain valuable employees. The Board of Directors has approved such an increase.

         As described below, the Board of Directors, subject to stockholder approval, also has approved an amendment to the Omnibus Stock Plan to increase by 1,300,000 (from 3,944,131 to 5,244,131) the number of shares of Common Stock available for issuance under the Omnibus Stock Plan. The purpose of this amendment is to ensure that the Company has flexibility to meet its foreseeable future needs for awards to be granted under the Omnibus Stock Plan and to cover previously issued options that were granted subject to stockholder approval.

         The Board of Directors has directed that the Omnibus Stock Plan, as amended and restated, be submitted to the stockholders in its entirety for approval. The Omnibus Stock Plan, as amended and restated, is attached hereto as
Exhibit 1.

         As of March 21, 1997, an aggregate of 1,188,766 shares had been issued under the Omnibus Stock Plan and options to purchase 2,310,319 shares were outstanding under the Omnibus Stock Plan, leaving only 445,046 shares available for stock option grants. In addition, the Committee has granted options to purchase an aggregate of 1,040,000 shares, which options are subject to stockholder approval of the proposed amendment to the Omnibus Stock Plan to increase the number of shares available for issuance, including the following options conditionally granted to executive officers of the Company: Mr. Waxman, options to purchase 500,000 shares, Mr. McGurran, options to purchase 60,000 shares, Mr. Boyle, options to purchase 60,000 shares, Mr. Mackintosh, options to purchase 60,000 shares, and each of six other officers, options to purchase 60,000 shares. In each case the exercise price of the shares has been repriced to $6.125 per share. Stockholder approval of the proposed increase in the number of shares under the Omnibus Stock Plan is also necessary to provide for compensation of non-employee directors, who receive stock option awards for their service. In addition, options granted for 500,000 shares to Mr. Waxman and for 10,000 shares to Christine Hughes, Vice President of Marketing, are subject to stockholder approval of the proposed amendment to the Omnibus Stock Plan to increase from 250,000 to 750,000 the maximum number of shares covered by options to purchase, or stock appreciation rights in, the Company's Common Stock that may be awarded to an employee in any fiscal year. See "Election of Directors -- Director Compensation".

         If stockholders approve the Omnibus Stock Plan, as amended and restated, options to purchase an aggregate of 705,046 shares of Common Stock would be available for future stock option grants under the Omnibus Stock Plan.

DESCRIPTION OF AMENDED AND RESTATED 1995 OMNIBUS STOCK PLAN

GENERAL

         In September 1995, the Board of Directors of the Company adopted, and the Company's stockholders approved, the Company's 1995 Omnibus Stock Plan. At the 1996 Annual Meeting, the Company's stockholders voted to amend the 1995 Omnibus Stock Plan to increase the number of shares of Common Stock available for issuance and to restate such plan in its entirety. The Amended and Restated 1995 Omnibus Stock Plan (the "Omnibus Stock Plan") was approved by the stockholders in May 1996 and amended by the stockholders at a Special Meeting in August 1996 to increase by 2,000,000 shares the number of shares of Common Stock reserved for issuance under the Omnibus Stock Plan, and to enable the Board of Directors, in the case of the Company's merger with or acquisition of another corporation, maximum flexibility to grant the holders of options and other awards in such other corporation options in the Omnibus Stock Plan.

         As of March 21, 1997, an aggregate of 1,188,766 shares of Common Stock had been issued under the Omnibus Stock Plan and options to purchase an aggregate of 2,310,319 shares of Common Stock were outstanding under the Omnibus Stock Plan, including options to purchase 1,040,000 shares that were granted conditioned upon stockholder approval of the proposed amendments to the Omnibus Stock Plan. On such date, an aggregate of 445,046 shares of Common Stock were available for future grants of awards under the Omnibus Stock Plan. Options outstanding at March 21, 1997 have per share exercise prices ranging from $.01 to $10.975, or a weighted average per share exercise price of $4.83, and expire ten years from the date of grant of the option on dates ranging from March 2001 to February 2007 (unless exercised prior to that time). Approximately 375 employees are currently eligible to participate in the Omnibus Stock Plan.

PURPOSE

         The purpose of the Omnibus Stock Plan is to motivate key personnel, including non-employee directors, to produce a superior return to the stockholders of the Company by offering such personnel an opportunity to realize stock appreciation, by facilitating stock ownership, and by rewarding them for achieving a high level of corporate financial performance. The Omnibus Stock Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.

ADMINISTRATION

         The Omnibus Stock Plan is administered by a committee (the "Committee") of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. The Compensation Committee of the Board of Directors currently serves as the Committee that administers the Omnibus Stock Plan, of which all three members are "non-employee directors" for purposes of Exchange Act Rule 16b-3 and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the provisions of the Omnibus Stock Plan, the Committee has the exclusive power to make awards under the Omnibus Stock Plan, to determine when and to whom awards will be granted, and the form, amount and other terms and conditions of each award. The Committee has the authority to interpret the Omnibus Stock Plan and any award or agreement made under the Omnibus Stock Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Omnibus Stock Plan, to determine the terms and provisions of any agreements entered into under the Omnibus Stock Plan (not inconsistent with the Omnibus Stock Plan), and to make all other determinations necessary or advisable for the administration of the Omnibus Stock Plan. The Committee may delegate all or part of its responsibilities under the Omnibus Stock Plan to persons who are not "non-employee directors" within the meaning of Exchange Act Rule 16b-3 for purposes of determining and administering awards solely to employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

         Notwithstanding the foregoing, the granting, terms, conditions and eligibility requirements of Outside Director Options (as defined in the Omnibus Stock Plan) are governed solely by the provisions of the Omnibus Stock Plan pertaining thereto, and the Committee has no discretion with respect to the granting of such awards or to alter or amend any terms, conditions or eligibility requirements of such awards to outside directors. The provisions for automatic stock option grants to outside directors are non-exclusive. Pursuant to its authority under the Omnibus Stock Plan, the Committee canceled and reissued all outstanding Outside Director Options with an exercise price per share above $6.125 as part of the February 13, 1997 option repricing. This action resulted in all the outstanding Outside Director Options having an exercise price of $6.125 per share. See "Executive Compensation -- Report of the Compensation Committee -- Repricings of Stock Options".

NUMBER OF SHARES AND ELIGIBILITY

         The total number of shares of Company Common Stock available for distribution under the Omnibus Stock Plan is presently 3,944,131 (5,244,131 as the Omnibus Stock Plan is proposed to be amended), subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of the Company. No participant may presently receive, in any one calendar year, any combination of options and stock appreciation rights relating to more than 250,000 (750,000 as the Omnibus Stock Plan is proposed to be amended) shares of Common Stock in the aggregate under the Omnibus Stock Plan.

         All employees of the Company and its affiliates are eligible to receive awards under the Omnibus Stock Plan at the discretion of the Committee. Outside directors will receive grants of non-statutory options as set forth under "Types of Awards -- Outside Director Options". Awards other than incentive stock options also may be awarded by the Committee to individuals who are not employees or outside directors but who provide services to the Company or its affiliates in the capacity of an independent contractor.

         The Omnibus Stock Plan provides that all awards are to be evidenced by written agreements containing the terms and conditions of the awards. Such agreements are subject to amendment, including unilateral amendments by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the recipient and are not required as a matter of law. Any shares of Common Stock subject to an award under the Omnibus Stock Plan which are not used because the terms and conditions of the award are not met may again be used for an award under the Omnibus Stock Plan. However, shares of Common Stock with respect to which a stock appreciation right has been exercised (in cash and/or in stock) may not again be awarded under the Omnibus Stock Plan.

TYPES OF AWARDS

         The types of awards that may be granted under the Omnibus Stock Plan include incentive and non-statutory stock options, stock appreciation rights, restricted stock, performance units and other stock-based awards (awards of, or based on, stock other than options, stock appreciation rights, restricted stock or performance units). Subject to certain restrictions applicable to outside director options and incentive stock options, awards will be exercisable by the recipients at such times as are determined by the Committee.

         In addition to the general characteristics of all of the awards described in this Proxy Statement, the basic characteristics of awards that may be granted under the Omnibus Stock Plan are as follows:

         INCENTIVE AND NON-STATUTORY STOCK OPTIONS. Options may be granted to recipients at such exercise prices as the Committee may determine but not less than 50% of their fair market value (as defined in the Omnibus Stock Plan) as of the date the option is granted. Stock options may be granted and exercised at such times as the Committee may determine, except that, unless applicable federal tax laws are modified, (1) no incentive stock option may be granted at less than fair market value, (2) no incentive stock options may be granted more than ten years after the effective date of the Omnibus Stock Plan, (3) an incentive stock option shall not be exercisable more than ten years after the date of grant, and (4) the aggregate fair market value of the shares of the Company's Common Stock with respect to which incentive stock options may first become exercisable in any calendar year for any employee may not exceed $100,000 under the Omnibus Stock Plan or any other plan of the Company. Additional restrictions apply to an incentive stock option granted to an individual who beneficially owns more than ten percent of the combined voting power of all classes of stock of the Company.

         The purchase price payable upon exercise of options may be payable in cash, or through a reduction of the number of shares of Common Stock delivered to the participant upon exercise of the option or by delivering stock already owned by the participant (where the fair market value of the shares of Common Stock withheld or delivered on the date of exercise is equal to the option price of the stock being purchased), or in a combination of cash and such stock, unless otherwise provided in the applicable award agreement. To the extent permitted by law, the participants may simultaneously exercise options and sell the stock purchased upon such exercise pursuant to brokerage or similar relationships and use the sale proceeds to pay the purchase price.

         OUTSIDE DIRECTOR OPTIONS. Beginning with the 1996 Annual Meeting of Stockholders, and for each subsequent Annual Meeting of Stockholders thereafter, each outside director is granted an option to purchase 4,375 shares of Common Stock at the conclusion of each such Annual Meeting at a price equal to the fair market value of a share of Common Stock on the date of grant, such options to vest on the date of the next Annual Meeting of Stockholders subsequent to the grant. Each person who is elected to be an outside director between Annual Meetings of Stockholders shall be granted a stock option on the date such person is elected. The number of shares of Common Stock covered by such option shall be pro-rated from 4,375 for the number of months which have expired from the most recent Annual Meeting of Stockholders, such options to vest on the date of the next Annual Meeting of Stockholders subsequent to the grant.

         STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS. The value of a stock appreciation right granted to a recipient is determined by the appreciation in the Company's Common Stock, subject to any limitations upon the amount or percentage of total appreciation that the Committee may determine at the time the right is granted. The recipient receives all or a portion of the amount by which the fair market value of a specified number of shares of Common Stock, as of the date the stock appreciation right is exercised, exceeds a price specified by the Committee at the time the right is granted. The price specified by the Committee must be at least 100% of the fair market value of the specified number of shares of Common Stock to which the right relates determined as of the date the stock appreciation right is granted. A stock appreciation right may be granted in connection with a previously or contemporaneously granted option, or independent of any option. No stock appreciation right may be exercised less than six months from the date it is granted unless the recipient dies or becomes disabled.

         Performance units entitle the recipient to payment in amounts determined by the Committee based upon the achievement of specified performance targets during a specified term. With respect to recipients who are "covered employees" under Section 162(m) of the Code, such performance targets will consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after taxes), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total stockholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, affiliate or individual performance.

         Payments with respect to stock appreciation rights and performance shares of Common Stock may be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as determined by the Committee.

         RESTRICTED STOCK AND OTHER STOCK-BASED AWARDS. The Company's Common Stock granted to recipients may contain such restrictions as the Committee may determine, including provisions requiring forfeiture and imposing restrictions upon stock transfer. A participant with a restricted stock award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote. The Committee may also from time to time grant awards of unrestricted stock or other stock-based awards such as awards denominated in stock units, securities convertible into stock and phantom securities.

TRANSFERABILITY

         During the lifetime of a participant to whom an award is granted, only such participant (or such participant's legal representative) may exercise an option or stock appreciation right or receive payment with respect to performance units or any other award. No award of restricted stock (prior to the expiration of the restrictions), options, stock appreciation rights, performance units or other stock-based award (other than an award of stock without restrictions) may be sold, assigned, transferred, exchanged or otherwise encumbered (other than pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder); provided, however, that any participant may transfer a non-statutory stock option granted under the Omnibus Stock Plan to a member or members of his or her immediate family or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the agreement with respect to such options, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding agreement and (ii) the participant does not receive any consideration for the transfer. Notwithstanding the foregoing, an award may be transferable to a successor in the event of a participant's death.

ACCELERATION OF AWARDS, LAPSE OF RESTRICTIONS

         The Committee may accelerate vesting requirements, performance cycles and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant's agreement, or otherwise in the Committee's discretion, which may include, without limitation, acceleration resulting from a change in control, fundamental change (as such term is defined in the Omnibus Stock Plan), a recapitalization, a change in accounting practices of the Company, a change in the participant's title or employment responsibilities, or the participant's death, disability or retirement.

DURATION, ADJUSTMENTS, MODIFICATIONS, TERMINATION

         The Omnibus Stock Plan will remain in effect until all stock subject to it is distributed or all awards have expired or lapsed, whichever occurs later, or the Omnibus Stock Plan is terminated as described below.

         In the event of a fundamental change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, the Committee has the discretion to adjust the number and type of shares of Common Stock available for awards or the number and type of shares of Common Stock and amount of cash subject to outstanding awards, the option exercise price of outstanding options, and outstanding awards of performance units and payments with regard thereto. Adjustments in performance targets and payments on performance units are also permitted upon the occurrence of such events as may be specified in the related agreements, which may include a change in control.

         The Omnibus Stock Plan also gives the Board the right to terminate, suspend or modify the Omnibus Stock Plan, except that amendments to the Omnibus Stock Plan are subject to stockholder approval if needed to comply with Exchange Act Rule 16b-3, the incentive stock option provisions of the Code, their successor provisions, or any other applicable law or regulation.

         Under the Omnibus Stock Plan, the Committee may cancel outstanding options and stock appreciation rights generally in exchange for cash payments to the recipients upon the occurrence of a fundamental change.

SUMMARY OF FEDERAL TAX CONSIDERATIONS

         The Company has been advised by its counsel that awards made under the Omnibus Stock Plan generally will result in the following tax events for United States citizens under current United States federal income tax laws.

INCENTIVE STOCK OPTIONS

         A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time an incentive stock option is granted under the Omnibus Stock Plan. If certain statutory employment and holding period conditions are satisfied before the recipient disposes of shares of Common Stock acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option and the Company will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares of Common Stock after expiration of the statutory holding periods, any gain or loss realized by a recipient will be a capital gain or loss. The Company will not be entitled to a deduction with respect to a disposition of the shares of Common Stock by a recipient after the expiration of the statutory holding periods.

         Except in the event of death, if shares of Common Stock acquired by a recipient upon the exercise of an incentive stock option are disposed of by such recipient before the expiration of the statutory holding periods (a "disqualifying disposition"), such recipient will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise of the option. The Company will be entitled to a deduction at the same time and in the same amount as the recipient is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. If the recipient pays the option price with shares of Common Stock that were originally acquired pursuant to the exercise of an incentive stock option and the statutory holding periods for such shares of Common Stock have not been met, the recipient will be treated as having made a disqualifying disposition of such shares of Common Stock, and the tax consequences of such disqualifying disposition will be as described above.

         The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-statutory stock option, the tax consequences of which are discussed below.

NON-STATUTORY STOCK OPTIONS

         A recipient will realize no taxable income, and the Company will not be entitled to any related deduction, at the time a non-statutory stock option is granted under the Omnibus Stock Plan. At the time of exercise of a non-statutory stock option, the recipient will realize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock on the date of exercise over the option price. Upon disposition of the shares of Common Stock, any additional gain or loss realized by the recipient will be taxed as a capital gain or loss.

STOCK APPRECIATION RIGHTS AND PERFORMANCE UNITS

         Generally (1) the recipient will not realize income upon the grant of a stock appreciation right or performance unit award, (2) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, in the year that cash, shares of Common Stock or a combination of cash and shares of Common Stock are delivered to the recipient upon exercise of a stock appreciation right and (3) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of Common Stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares of Common Stock received by the recipient upon exercise of a stock appreciation right or in payment of a performance share award are the same as described below with respect to a disposition of unrestricted shares of Common Stock.

RESTRICTED AND UNRESTRICTED STOCK

         Unless the recipient files an election to be taxed under Section 83(b) of the Code, (1) the recipient will not realize income upon the grant of restricted stock, (2) the recipient will realize ordinary income, and the Company will be entitled to a corresponding deduction, when the restrictions have been removed or expire, and (3) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the recipient files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient and the Company will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

         With respect to awards of unrestricted stock, (1) the recipient will realize ordinary income and the Company will be entitled to a corresponding deduction upon the grant of the unrestricted stock, and (2) the amount of such ordinary income and deduction will be the fair market value of such unrestricted stock on the date of grant.

         When the recipient disposes of restricted or unrestricted stock, the difference between the amount received upon such disposition and the fair market value of such shares of Common Stock on the date the recipient realizes ordinary income will be treated as a capital gain or loss.

WITHHOLDING

         The Omnibus Stock Plan permits the Company to withhold from awards an amount sufficient to cover any required withholding taxes. If permitted by the Committee, in lieu of cash, a participant may elect to cover withholding obligations through a reduction in the number of shares of Common Stock to be delivered to such participant or by delivery of shares of Common Stock already owned by the participant.

BOARD OF DIRECTORS' RECOMMENDATION

         On January 24, 1997, the Board of Directors, subject to obtaining stockholder approval, approved amendments to the Omnibus Stock Plan to increase the total number of shares of Common Stock available for issuance under the Omnibus Stock Plan from 3,944,131 to 5,264,131, and to increase the maximum number of shares of the Company's Common Stock subject to options or stock appreciation rights that may be awarded to any one employee in any fiscal year from 250,000 to 750,000, and to restate the Omnibus Stock Plan in its entirety. The Board directed that the Omnibus Stock Plan, as amended and restated, be submitted in its entirety to the stockholders for approval. The text of the proposed Omnibus Stock Plan is set forth in Exhibit 1 to this Proxy Statement. The changes described above are the only substantive changes to the Omnibus Stock Plan as described herein.

         The submission of the entire Omnibus Stock Plan, as amended and restated, for approval by the stockholders is necessary for the Company to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Generally, Section 162(m) prohibits a publicly traded corporation from deducting compensation in excess of $1 million per taxable year paid to any person who, on the last day of the taxable year, is the chief executive officer or one of the four most highly compensated executive officers other than the chief executive officer. Under Section 162(m), compensation that qualifies as "performance-based compensation" is not counted for purposes of the $1 million limit. In addition to other requirements, Section 162(m) provides that to qualify for this exclusion, "performance-based compensation must be paid pursuant to a compensation plan that has been approved by the stockholders of a corporation. Currently, the Company does not pay compensation to any person such that the compensation would be affected by the requirements of Section 162(m). The Board of Directors, however, believes it to be in the best interests of the long-term growth and performance of the Company to maintain flexibility with respect to compensation, and, therefore, to comply with Section 162(m).

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECURE COMPUTING CORPORATION AMENDED AND RESTATED 1995 OMNIBUS STOCK PLAN, AS AMENDED, DISCUSSED IN THIS PROXY STATEMENT.


              PROPOSAL TO APPROVE THE SECURE COMPUTING CORPORATION
                    EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

PROPOSED AMENDMENT REQUIRING STOCKHOLDER APPROVAL

         On April 4, 1997, the Board of Directors, subject to approval by the stockholders, approved an amendment to the Employee Stock Purchase Plan (the "Purchase Plan") to increase by 250,000 (from 150,000 to 400,000) the number of shares available for distribution under the Purchase Plan. The purpose of this amendment is to ensure that the Company has flexibility to make distributions under the Purchase Plan in the future.

         At April 1, 1997, an aggregate of 64,439 shares had been distributed pursuant to the Purchase Plan. As of the same date, an aggregate of 85,561 shares were available for distribution under the Purchase Plan.

DESCRIPTION OF EMPLOYEE STOCK PURCHASE PLAN

PURPOSE

         The Purchase Plan was approved by the Board of Directors on March 15, 1996, and by the stockholders on May 1, 1996. The purpose of the Purchase Plan is to provide eligible employees with an opportunity to acquire a proprietary interest in the Company through the purchase of its Common Stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Purchase Plan is an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

         The Purchase Plan is administered by a committee of the Board of Directors (the "Committee"). The Compensation Committee of the Board of Directors has been designated as the Committee to administer the Purchase Plan. Subject to the provisions of the Purchase Plan, the Committee is authorized to determine any questions arising in the administration, interpretation and application of the Purchase Plan, and to make such uniform rules as may be necessary to carry out its provisions.

ELIGIBILITY AND NUMBER OF SHARES

         Up to 150,000 (400,000 as the Purchase Plan is proposed to be amended) shares of Common Stock of the Company are currently available for distribution under the Purchase Plan, subject to appropriate adjustments by the Committee in the event of certain changes in the outstanding shares of Common Stock by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions. Shares of Common Stock delivered pursuant to the Purchase Plan may be newly issued shares or treasury shares previously acquired by the Company.

         Any employee of the Company or, subject to approval by the Board of Directors, a parent or subsidiary corporation of the Company (including officers and any directors who are also employees) is eligible to participate in the Purchase Plan for any Purchase Period (as defined below) so long as, on the first day of such Purchase Period, the employee has completed at least six months of continuous service and is customarily employed at least 20 hours per week. "Purchase Period" means each quarter of the Company's fiscal year.

         Any eligible employee may elect to become a participant in the Purchase Plan for any Purchase Period by filing an enrollment form in advance of the Purchase Period to which it relates. The enrollment form will authorize payroll deductions beginning with the first payday in such Purchase Period and continuing until the employee modifies his or her authorization, withdraws from the Purchase Plan or ceases to be eligible to participate.

         No employee may participate in the Purchase Plan if such employee would be deemed for purposes of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

         The Company currently has approximately 330 employees who are eligible to participate in the Purchase Plan.

PARTICIPATION

         An eligible employee who elects to participate in the Purchase Plan authorizes the Company to make payroll deductions of a specified whole percentage from 1% to 10% of the employee's gross cash compensation as defined in the Purchase Plan. A participant may, at any time during a Purchase Period, direct the Company to increase or decrease the amount of deductions (within those limits) or make no further deductions, as set forth in greater detail in the Purchase Plan. A participant may also elect to withdraw from the Purchase Plan at any time before the end of a Purchase Period. In the event of a withdrawal, all future payroll deductions will cease and the amounts withheld will be paid to the participant in cash within 15 days. Any participant who stops payroll deductions may not thereafter resume payroll deductions for that Purchase Period, and any participant who withdraws from the Purchase Plan will not be eligible to reenter the Purchase Plan until the next succeeding Purchase Period.

         Amounts withheld under the Purchase Plan are held by the Company as part of its general assets until the end of the Purchase Period and then applied to the purchase of Common Stock of the Company as described below. No interest is credited to a participant for amounts withheld.

PURCHASE OF STOCK

         Amounts withheld for a participant in the Purchase Plan are used to purchase Common Stock of the Company as of the last day of the Purchase Period at a price equal to the 85% of the lesser of the Fair Market Value (as defined in the Purchase Plan) of a share of Common Stock on either the first or last day of the Purchase Period. All amounts so withheld are used to purchase the number of shares of Common Stock (including fractional shares) that can be purchased with such amount, unless the participant has properly notified the Company that he or she elects to purchase a lesser number of shares of Common Stock or to receive the entire amount in cash.

         If purchases by all participants would exceed the number of shares of Common Stock available for purchase under the Purchase Plan, each participant will be allocated a ratable portion of such available shares of Common Stock. Any amount not used to purchase shares of Common Stock will be refunded to the participant in cash.

         Shares of Common Stock acquired by each participant are held in a general account maintained for the benefit of all participants. Certificates for the number of whole shares of Common Stock purchased by a participant are issued and delivered to him or her only upon the request of such participant or his or her representative. No certificates for fractional shares are issued and participants will instead receive cash representing any fractional shares. Dividends with respect to a participant's shares of Common Stock held in the general account will, at the election of the participant, either be paid to the participant in cash or reinvested in additional shares of Common Stock of the Company. If a participant fails to make such an election, all dividends with respect to the participant's shares of Common Stock held in the general account are automatically reinvested to purchase additional shares of Common Stock of the Company. Each participant is entitled to vote all shares of Common Stock held for the benefit of such participant in the general account.

         No more than $25,000 in Fair Market Value (determined on the first day of the respective Purchase Periods) of shares of Common Stock may be purchased under the Purchase Plan and all other employee stock purchase plans, if any, of the Company and any parent or subsidiary corporation of the Company by any participant for each calendar year.

DEATH, DISABILITY, RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT

         If the employment of a participant is terminated for any reason, including death, disability or retirement, the amounts previously withheld are applied to the purchase of shares of Common Stock as of the last day of the Purchase Period in which the participant's employment terminated, unless the participant has properly notified the Company prior to the last day of such Purchase Period that he or she elects to receive a refund of all amounts previously withheld.

RIGHTS NOT TRANSFERABLE

         The rights of a participant under the Purchase Plan are exercisable only by the participant during his or her lifetime. No right or interest of any participant in the Purchase Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution.

AMENDMENT OR MODIFICATION

         The Board of Directors may at any time amend the Purchase Plan in any respect which shall not adversely affect the rights of participants pursuant to shares of Common Stock previously acquired under the Purchase Plan, provided that approval by the stockholders of the Company is required to (i) increase the number of shares of Common Stock to be reserved under the Purchase Plan (except for adjustments by reason of stock dividends, stock splits, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares or similar transactions), (ii) decrease the minimum purchase price,
(iii) withdraw the administration of the Purchase Plan from the Committee, or
(iv) change the definition of employees eligible to participate in the Purchase Plan.

TERMINATION

         All rights of participants in any offering under the Purchase Plan will terminate at the earlier of (i) the day that participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares of Common Stock remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30-days' notice has been given to all participants. Upon termination of the Purchase Plan, shares of Common Stock will be issued to participants in accordance with the terms of the Purchase Plan, and cash, if any, previously withheld and not used to purchase Common Stock will be refunded to the participants, as if the Purchase Plan were terminated at the end of a Purchase Period.

FEDERAL TAX CONSIDERATIONS

         Payroll deductions under the Purchase Plan are made after taxes. Participants do not recognize any additional income as a result of participation in the Purchase Plan until the disposal of shares of Common Stock acquired under the Purchase Plan or the death of the participant. Participants who hold their shares of Common Stock for more than 21 months after the end of the Purchase Period or die while holding their shares of Common Stock recognize ordinary income in the year of disposition or death equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock on the date of disposition or death over the purchase price paid by the participant or (ii) the excess of the fair market value of the shares of Common Stock on the first day of the Purchase Period over the purchase price paid by the participant. If the 21-month holding period has been satisfied when the participant sells the shares of Common Stock or if the participant dies while holding the shares of Common Stock, the Company is not entitled to any deduction in connection with the disposition of such shares by the participant.

         Participants who dispose of their shares of Common Stock within 21 months after the shares of Common Stock were purchased are considered to have realized ordinary income in the year of disposition in an amount equal to the excess of the fair market value of the shares of Common Stock on the date they were purchased by the participant over the purchase price paid by the participant. If such dispositions occur, the Company generally is entitled to a deduction at the same time and in the same amount as the participants who make those dispositions are deemed to have realized ordinary income.

         Participants have a basis in their shares of Common Stock equal to the purchase price of their shares of Common Stock plus any amount that must be treated as ordinary income at the time of disposition of the shares of Common Stock, as explained above. Any additional gain or loss realized on the disposition of shares of Common Stock acquired under the Purchase Plan is be capital gain or loss.

BOARD OF DIRECTORS' RECOMMENDATION

         On April 4, 1997, the Board of Directors approved the amendment to the Purchase Plan described above subject to shareholder approval. The Purchase Plan is a way to provide employees with a proprietary interest in the Company and an incentive to work for the best interests of the Company and the Company's shareholders. Therefore, the Board of Directors believes it is in the best interests of the Company to increase the authorized shares under the Purchase Plan by approving this amendment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SECURE COMPUTING CORPORATION EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, DISCUSSED IN THIS PROXY STATEMENT.


            RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of Ernst & Young LLP has been the auditors for the Company since the Company's inception in July 1989. The Board of Directors again has selected Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 1997, subject to ratification by the stockholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 1997.

         A representative of Ernst & Young LLP will be present at the Annual Meeting of Stockholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.

                               ADDITIONAL MATTERS

         The Annual Report of the Company for the year ended December 31, 1996, including financial statements, is being mailed with this Proxy Statement.

         Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive office no later than December 12, 1997 for inclusion in the Proxy Statement for that meeting.

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the meeting other than those referred to herein. If any other matters properly come before the Annual Meeting calling for a vote of stockholders, it is intended that the shares of Common Stock represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgment.


                                         By Order of the Board of Directors,


                                     /s/ James E. Nicholson
                                         James E. Nicholson
                                         SECRETARY

Dated:  April 11, 1997


                                                                       EXHIBIT 1


                          SECURE COMPUTING CORPORATION
                              AMENDED AND RESTATED
                             1995 OMNIBUS STOCK PLAN


         1. AMENDMENT OF EXISTING PLANS; PURPOSE. This Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan (the "Plan") amends and restates in their entirety the Secure Computing Corporation 1989 Incentive Stock Option Plan and the Secure Computing Corporation 1994 Nonqualified Stock Option Plan (the "Prior Plans"). The purpose of the Plan is to motivate key personnel, including non-employee directors, to produce a superior return to the stockholders of Secure Computing Corporation by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity.


         2. DEFINITIONS AND RULES OF CONSTRUCTION. The capitalized terms used in this Plan have the meanings, and certain rules of construction are, set forth in the list of defined terms attached to this Plan as Exhibit A.

         3. ADMINISTRATION.


                  3.1 AUTHORITY OF COMMITTEE. The Committee shall administer the Plan. Solely for purposes of determining and administering Awards to Employees who are not then subject to the reporting requirements of
         Section 16 of the Exchange Act, the Committee may delegate all or any portion of its authority under the Plan to persons who are not Non-Employee Directors. The Committee shall have exclusive power to make Awards, to determine when and to whom Awards will be granted, the form of each Award, the amount of each Award, and any other terms or conditions of each Award. Each Award shall be subject to an Agreement authorized by the Committee. The Committee's interpretation of the Plan and of any Awards made under the Plan shall be final and binding on all persons with an interest therein. The Committee shall have the power to establish regulations to administer the Plan and to change such regulations.

                  3.2 AWARDS TO OUTSIDE DIRECTORS. Notwithstanding any contrary provisions of the Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Outside Directors under Section 9.3 of the Plan are governed solely by the provisions of the Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Outside Directors.

                  3.3 INDEMNIFICATION. To the full extent permitted by law, (i) no member of the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.

         4. SHARES AVAILABLE UNDER THE PLAN.

                  4.1 SHARES AVAILABLE. The number of Shares available for distribution under the Plan shall not exceed 5,244,131 (subject to adjustment pursuant to Section 17 hereof). Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under the Plan. However, Shares with respect to which a Stock Appreciation Right has been exercised (in cash or in Stock) may not again be awarded under this Plan.

                  4.2 CONDITIONAL ISSUANCES. If the Plan is amended at any time subject to stockholder approval, then the Committee may, in accordance with the terms and conditions of the Plan, grant Awards on a conditional basis, subject to such approval by the stockholders of the Company not later than the next annual meeting of the stockholders of the Company following the date of such conditional grant. Any Award granted on a conditional basis shall not be exercisable unless and until the amendment to the Plan is approved by the stockholders of the Company. If such an amendment is not approved by the stockholders at the next annual meeting of stockholders of the Company following the conditional grant, then the conditional grant shall be canceled.

         5. ELIGIBILITY. Except as otherwise provided in Section 9.3 hereof, the granting of Awards to Employees is solely at the discretion of the Committee.

         6. GENERAL TERMS OF AWARDS.

                  6.1 AMOUNT OF AWARD. Each Agreement shall set forth the number of Shares of Restricted Stock, other Stock or Performance Units subject to such Agreement, or the number of Shares to which the Option subject to such Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to such Agreement is to be determined, as the case may be. The Maximum Annual Employee Grant shall not exceed 750,000 Shares (subject to adjustment pursuant to Section 16 hereof).

                  6.2 TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Option, Stock Appreciation Right or Restricted Stock or the Performance Cycle for the Performance Units, as the case may be. An Agreement may permit acceleration of the commencement of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include without limitation acceleration resulting from the occurrence of an Event, Fundamental Change, or in the event of the Participant's death or Retirement. Acceleration of the Performance Cycle of Performance Units shall be subject to Section 12.2.

                  6.3 TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative) may exercise an Option or Stock Appreciation Right, or receive payment with respect to an Award of Performance Units. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights or Performance Units may be sold, assigned, transferred, exchanged or otherwise encumbered other than pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act ("ERISA") or the rules thereunder, and any attempt to do so shall be of no effect; provided, however, that any Participant may transfer a Non-Statutory Stock Option granted under this Plan to a member or members of his or her immediate family (i.e., his or her children, grandchildren and spouse) or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, if (i) the Agreement with respect to such Options, which must be approved by the Committee, expressly so provides either at the time of initial grant or by amendment to an outstanding Agreement and (ii) the Participant does not receive any consideration for the transfer. Any Options held by any such transferee shall continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to their transfer and may be exercised by such transferee as and to the extent that such Option has become exercisable and has not terminated in accordance with the provisions of the Plan and the applicable Agreement. For purposes of any provision of this Plan relating to notice to a Participant or to vesting or termination of an Option upon the death, Total and Permanent Disability or termination of employment of a Participant, the references to "Participant" shall mean the original grantee of an Option and not any transferee. Notwithstanding the immediately preceding sentence, an Agreement may provide that the Award subject to the Agreement shall be transferable to a Successor in the event of a Participant's death.

                  6.4 TERMINATION OF EMPLOYMENT. For any Participant who is an employee of the Company, no Option or Stock Appreciation Right may be exercised by the Participant, all Restricted Stock held by the Participant shall be forfeited and no payment with respect to Performance Units for which the applicable Performance Cycle has not been completed shall be made (i) upon the expiration of the three-month period (or such other time period as the Committee may, in its sole discretion, determine) following the date the Participant's employment by the Company ceases, including cessation of employment because of death, Retirement, or Total and Permanent Disability, or (ii) if applicable, the date of breach by a Participant of any provision of the Key Employment Agreement or of the Secure Computing Corporation Employment Agreement by and between the Company and Participant, except as, and to the extent, provided in Section 9.3 or in the Agreement applicable to that Award or, such other date as the Committee may, in its sole discretion, determine. An Award may be exercised by, or paid to, the Successor of a Participant following the death of such Participant to the extent, and during the period of time, if any, provided in the applicable Agreement.

         7. RESTRICTED STOCK AWARDS. An Award of Restricted Stock under the Plan shall consist of Shares subject to restrictions on transfer and conditions of forfeiture, which restrictions and conditions shall be included in the applicable Agreement. Except as otherwise provided in the applicable Agreement, each Stock certificate issued in respect to an Award of Restricted Stock shall either be deposited with the Company or its designee, together with an assignment separate from such certificate, in blank, signed by the Participant, or bear such legends with respect to the restricted nature of the Restricted Stock evidenced thereby as shall be provided for in the applicable Agreement. The Agreement shall describe the terms and conditions by which the restrictions upon awarded Restricted Stock shall lapse. Upon the lapse of the restrictions, stock certificates free of restrictive legends, if any, relating to such restrictions shall be issued to the Participant or his Successor. A Participant with a Restricted Stock Award shall have all the other rights of a stockholder including, but not limited to, the right to receive dividends and the right to vote the Shares of Restricted Stock.

         8. STOCK AWARDS. Awards of Stock without restrictions may be made.

         9. STOCK OPTIONS.

                  9.1 TERMS OF ALL OPTIONS. An Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Statutory Stock Option. Only Non-Statutory Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 50% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that to the extent permitted by law, the Agreement may permit some or all Participants to simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale as payment of the purchase price of such Shares. The purchase price may be payable in cash, in Stock having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Stock being purchased pursuant to the Option, or a combination thereof, as determined by the Committee and provided in the Agreement. Provided, however, that a person exercising an Option shall not be permitted to pay any portion of the purchase price with Stock if, in the opinion of the Committee, payment in such manner could have adverse financial accounting consequences for the Company. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its expiration date. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated.

         9.2 INCENTIVE STOCK OPTIONS. In addition to the other terms and conditions applicable to all Options:

                  (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

                  (ii) the purchase price of Shares covered by Incentive Stock Options must not be less than 100% of the Fair Market Value of the Shares on the date of grant;

                  (iii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option; and

                  (iv) if the Participant owns, or is deemed under Section 424(d) of the Code to own, stock of the Company or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of stock therein at the time the Incentive Stock Option is granted:

                           (a) the purchase price of the Shares covered by the
                  Incentive Stock Option must not be less than 110% of the Fair Market Value of Shares on the date of grant; and

                           (b) the Term of the Incentive Stock Option must not
                  be greater than five years from the date of grant.

                  (v) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option.

         9.3 OUTSIDE DIRECTOR OPTIONS.

                  (i) Beginning with the Annual Meeting of Stockholders to be held during calendar year 1996 and for every Annual Meeting of Stockholders thereafter during the term of this Plan, each person serving as an Outside Director of the Company immediately following such Annual Meeting shall be granted, by virtue of serving as an Outside Director of the Company, a Non-Statutory Stock Option. The date of such Annual Meeting shall be the date of grant for options granted pursuant to this Section 9.3(i). The number of Shares covered by each such option shall be 4,375 (subject to adjustment pursuant to Section 17 hereof). Each person who is elected to be an Outside Director between Annual Meetings of Stockholders shall also be granted a Non-Statutory Stock Option. The date such person is elected to be an Outside Director of the Company (the "Date of Election") by the Board shall be the date of grant for such option granted pursuant to this subsection 9.3(i). The number of Shares covered by each such option shall be 4,375 (subject to adjustment pursuant to Section 17 hereof) multiplied by a fraction, the numerator of which shall be 12 minus the number of whole 30-day months that have elapsed from the date of the most recent Annual Meeting of Stockholders to the Date of Election of such Outside Director, and the denominator of which shall be 12.

                  (ii) Director Options shall vest and become exercisable on the date of the Annual Meeting next following the grant of Director Options. Notwithstanding the foregoing, Director Options shall vest and become immediately exercisable in full upon the occurrence of any Event or upon the death of an Outside Director. Director Options shall expire at the 10-year anniversary of the date of grant.

                  (iii) The purchase price of each Share subject to a Director Option pursuant to this Section 9.3 shall be 100% of the Fair Market Value of a Share as of the date of grant. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 9.3 and the definition of Fair Market Value in Exhibit A attached hereto, each Director Option shall be deemed conclusively to have been granted prior to close of the applicable securities exchange or system on the date of grant. An Outside Director may exercise a Director Option using as payment any form of consideration provided for in Section 9.1 hereof, which form of payment shall be within the sole discretion of the Outside Director, notwithstanding anything stated in Section 9.1 hereof.

                  (iv) Director Options shall be evidenced by an agreement signed on behalf of the Company by an officer thereof which only incorporates by reference the terms of this Plan.

                  (v) Unless the Director Option shall have expired, in the event of an Outside Director's death, the Director Option granted to such Outside Director shall be transferable to the beneficiary, if any, designated by the Outside Director in writing to the Company prior to the Outside Director's death and such beneficiary shall succeed to the rights of the Outside Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Outside Director's legal representative shall succeed to the Director Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

         10. SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become Employees of the Company or a subsidiary of the Company, or whose employer is about to become a subsidiary of the Company, as the result of a merger or consolidation of the Company or a subsidiary of the Company with another corporation, the acquisition by the Company or a subsidiary of the Company of all or substantially all the assets of another corporation or the acquisition by the Company or a subsidiary of the Company of at least 50% of the issued and outstanding stock of another corporation. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board (or the Committee) at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be permitted which affects the status of any such substitute Option as an "incentive stock option" under Section 422 of the Code.

         11. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in the Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Total and Permanent Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its expiration date. When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Upon exercise of a Stock Appreciation Right, payment to the Participant (or to his Successor) shall be made at such time or times as shall be provided in the Agreement in the form of cash, Stock or a combination of cash and Stock as determined by the Committee and provided in the Agreement. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.

         12. PERFORMANCE UNITS.

                  12.1 INITIAL AWARD. An Award of Performance Units under the Plan shall entitle the Participant (or a Successor) to future payments of cash, Stock or a combination of cash and Stock, as determined by the Committee and provided in the Agreement, based upon the achievement of pre-established performance targets. Such performance targets may, but need not, include without limitation targets relating to one or more of corporate, group, unit, Affiliate or individual performance. With respect to those Employees who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of a full or maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Cycle, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Cycle have been satisfied and (iii) payment is due with respect to an Award of Performance Units.

                  12.2 ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Cycle and an adjustment of performance targets and payments with respect to some or all of the Performance Units awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may but need not include without limitation an Event, a Fundamental Change, a recapitalization, a change in the accounting practices of the Company, a change in the Participant's title or employment responsibilities, the Participant's death or Retirement or, with respect to payments in Stock with respect to Performance Units, a reclassification, stock dividend, stock split or stock combination as provided in Section 16.

         13. EFFECTIVE DATE OF THE PLAN.

                  13.1 EFFECTIVE DATE. The Plan shall become effective as of September 15, 1995, provided that the Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the stockholders of the Company no later than October 31, 1995. The Plan shall govern all options issued and outstanding under each of the Prior Plans for all purposes and shall govern all Agreements respecting options issued and outstanding under each of the Prior Plans for all purposes.

                  13.2 DURATION OF THE PLAN. The Plan shall remain in effect until all Stock subject to it shall be distributed or until all Awards have expired or lapsed, or the Plan is terminated pursuant to Section
         15. No Award of an Incentive Stock Option shall be made more than 10 years after the Effective Date (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. The date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted.

         14. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Participant with or without cause.

         15. TAX WITHHOLDING. The Company shall have the right to withhold from any cash payment under the Plan to a Participant or other person an amount sufficient to cover any required withholding taxes. The Company shall have the right to require a Participant or other person receiving Stock under the Plan to pay the Company a cash amount sufficient to cover any required withholding taxes. In lieu of all or any part of such a cash payment from a person receiving Stock under the Plan, the Committee may permit the individual to elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and Medicare, and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to him or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws.

         16. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may at any time terminate, suspend or modify the Plan; provided, however, that amendments are subject to approval of the stockholders of the Company if such approval is necessary to maintain the Plan in compliance with the requirements of Exchange Act Rule 16b-3, Code Section 422, their successor provisions or any other applicable law or regulation. No termination, suspension, or modification of the Plan will materially and adversely affect any right acquired by any Participant (or his legal representative) or any Successor under an Award granted before the date of termination, suspension, or modification, unless otherwise agreed to by the Participant in the Agreement or otherwise or required as a matter of law; but it will be conclusively presumed that any adjustment for changes in capitalization provided for in Section 11.2 or Section 16 does not adversely affect any right.

         17. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under the Plan, in the Maximum Annual Employee Grant, in the number and type of Shares subject to Director Options thereafter issued and in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and, subject to Section 12.2, in outstanding Performance Units and payments with respect to outstanding Performance Units may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares of the Company through a Fundamental Change (subject to Section 18), recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change, provided that fractional Shares shall be rounded to the nearest whole share.

         18. FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change, the Committee may, but shall not be obligated to:

                  a. if the Fundamental Change is a merger or consolidation or statutory share exchange, make appropriate provision for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation to be issuable upon the exercise of Options or used to calculate payments upon the exercise of Stock Appreciation Rights, in lieu of options, stock appreciation rights and capital stock of the Company; or

                  b. at least 30 days prior to the occurrence of the Fundamental Change, declare, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be canceled at the time of, or immediately prior to the occurrence of the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within ten days after the Fundamental Change, of cash equal to (i) for each Share covered by the canceled Option, the amount, if any, by which the Fair Market Value (as hereinafter defined in this Section) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 10, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 10, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this Section. At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise his Option as to all or any part of the Shares covered thereby or his Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 18(b), each outstanding Option and Stock Appreciation Right granted pursuant to the Plan that shall not have been exercised prior to the Fundamental Change shall be canceled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or a Stock Appreciation Right shall be entitled to the payment provided for in this Section 18(b) if such Option or Stock Appreciation Right shall have expired pursuant to the Agreement. For purposes of this Section only, "Fair Market Value" per Share shall mean the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the stockholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in the Plan.

         19. UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.

         20. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan, contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         21. BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at his death is permitted under an Agreement,
(i) a Participant's Award shall be transferable at his death to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

         22. GOVERNING LAW. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed accordingly.



                                                                       EXHIBIT A

                          SECURE COMPUTING CORPORATION
                              AMENDED AND RESTATED
                             1995 OMNIBUS STOCK PLAN

                     DEFINED TERMS AND RULES OF CONSTRUCTION


1.       DEFINITIONS.

         Set forth below are the meanings of certain terms used in this Plan.

                  a. "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

                  b. "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time, together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

                  c. "Award" means a grant made under this Plan (including Awards made under the Prior Plans) in the form of Restricted Stock, Options, Stock Appreciation Rights, Performance Units or Stock.

                  d. "Board" means the Board of Directors of the Company.

                  e. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                  f. "Committee" means three or more Non-Employee Directors designated by the Board to administer the Plan under Section 3.

                  g. "Company" means Secure Computing Corporation, a Delaware corporation, or any successor to substantially all of its businesses.

                  h. "Director" means a director of the Company.

                  i. "Director Fees" means the annual retainer fees paid to a Director.

                  j. "Director Option" means a Non-Statutory Stock Option granted to an Outside Director under Section 9.3 hereof.

                  k. "Effective Date" means the date specified in Section 13.1 hereof.

                  l. "Employee" means any salaried employee, officer, director, contractor or advisor to or representative of the Company or any Affiliate thereof, whether or not such person is an employee of the Company within the meaning of the Code; provided, however, that salaried employees of the Company or its Affiliates within the meaning of the Code (including any such employee who is also an officer or director of the Company or any Affiliate thereof) shall be the only persons eligible to receive Options intended to constitute Incentive Stock Options. References in this Plan to "employment" and related terms shall mean the providing of services in the capacity as director, contractor or other advisor to or representative of the Company.

                  m. "Event" means any of the following; provided, however, that no Event shall be deemed to have occurred unless and until a majority of the directors constituting the Incumbent Board (as defined below) shall have declared that an Event has occurred:

                           (1) The acquisition by any individual, entity or
                  group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Exchange Act Rule 13d-3) of 20% (except for acquisitions by any individual, entity or group that, prior to the effectiveness of this Plan, owns 20% or more of any class of capital stock of the Company) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the Board (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute an Event:

                                    (A) any acquisition of voting securities of
                           the Company directly from the Company,

                                    (B) any acquisition of voting securities of
                           the Company by the Company or any of its wholly owned Subsidiaries,

                                    (C) any acquisition of voting securities of
                           the Company by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or

                                    (D) any acquisition by any corporation with
                           respect to which, immediately following such acquisition, more than 60% of respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as was their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                           (2) Individuals who, as of the Effective Date,
                  constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-11;

                           (3) Approval by the stockholders of the Company of a
                  reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, unless immediately following such reorganization, merger, consolidation or exchange, all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as was their ownership, immediately prior to such reorganization, merger, consolidation or exchange, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                           (4) Approval by the stockholders of the Company of
                  (i) a complete liquidation or dissolution of the Company or
                  (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, immediately following such sale or other disposition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as was their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the above, an Event shall not be deemed to occur with respect to a recipient of an Award if the acquisition of the 20% or greater interest referred to in paragraph (1) is by a group, acting in concert, that includes that recipient or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or sale or other disposition of assets referred to in paragraphs (3) or (4) by a group, acting in concert, that includes that recipient. Furthermore, the merger of the Company with and into its wholly owned subsidiary, SCC of Delaware, Inc., a Delaware corporation (to be renamed Secure Computing Corporation) shall not be deemed to be an Event.

                  n. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

                  o. "Fair Market Value" as of any date means, unless otherwise expressly provided in the Plan:

                           (i) the closing price of a Share on the date
                  immediately preceding that date or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred,

                                    (A) on the composite tape for New York Stock
                           Exchange listed shares, or

                                    (B) if the Shares are not quoted on the
                           composite tape for New York Stock Exchange listed shares, on the principal United States Securities Exchange registered under the Exchange Act on which the Shares are listed, or

                                    (C) if the Shares are not listed on any such
                           exchange, on the Nasdaq National Market, or

                           (ii) if clause (i) is inapplicable, the mean between
                  the closing "bid" and the closing "asked" quotation of a Share on the date immediately preceding that date, or, if no closing bid or asked quotation is made on that date, on the next preceding day on which a quotation is made, on the NASDAQ System or any system then in use, or

                           (iii) if clauses (i) and (ii) are inapplicable, what
                  the Committee determines in good faith to be 100% of the fair market value of a Share on that date.

         However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, whether the grant of an Award, the exercise of an Option or Stock Appreciation Right or otherwise, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date". In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 17.

                  p. "Fundamental Change" shall mean a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

                  q. "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Code Section 422 or any successor to said section.

                  r. "Maximum Annual Employee Grant" means the maximum number of Shares subject to Options that may be awarded to any one Employee in any fiscal year of the Company.

                  s. "Non-Employee Director" means a member of the Board who is considered a non-employee director within the meaning of Exchange Act Rule 16b-3(i) or any successor definition.

                  t. "Non-Statutory Stock Option" means an Option other than an Incentive Stock Option.

                  u. "Option" means a right to purchase Stock, including both Non-Statutory Stock Options and Incentive Stock Options.

                  v. "Outside Director" means a Director who is not an employee of the Company or any Affiliate.

                  w. "Participant" means an Employee or an Outside Director to whom an Award is made.

                  x. "Performance Cycle" means the period of time as specified in an Agreement over which Performance Units are to be earned.

                  y. "Performance Units" means an Award made pursuant to Section 12.

                  z. "Plan" means this Secure Computing Corporation Amended and Restated 1995 Omnibus Stock Plan, as amended from time to time.

                  aa. "Prior Plans" means the Secure Computing Corporation 1994 Nonqualified Stock Option Plan and the Secure Computing Corporation 1989 Incentive Stock Option Plan.

                  bb. "Restricted Stock" means Stock granted under Section 7 (but not including Stock granted under the Prior Plans) so long as such Stock remains subject to such restrictions.

                  cc. "Retirement" as applied to a Participant, means (i) until such time as the Company adopts an employee pension benefit plan (as that term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974), termination of employment with the Company at any time upon or after attaining age 65; (ii) after adoption by the Company of an employee pension benefit plan, termination of employment with the Company at a time when the Participant is eligible for normal retirement under such a plan, as amended from time to time, or any successor plan thereto.

                  dd. "Share" means a share of Stock.

                  ee. "Stock" means the common stock, $.01 par value per share (as such par value may be adjusted from time to time), of the Company.

                  ff. "Stock Appreciation Right" means an Award granted under
         Section 10.

                  gg. "Subsidiary" means a "subsidiary corporation", as that term is defined in Code Section 424(f) or any successor provision.

                  hh. "Successor" means the legal representative of the estate of a deceased Participant or the person or persons who may, by bequest or inheritance, or pursuant to the terms of an Award or of forms submitted by the Participant to the Committee pursuant to Section 21, acquire the right to exercise an Option or Stock Appreciation Right or to receive cash or Shares issuable in satisfaction of an Award in the event of a Participant's death.

                  ii. "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock are in effect.

                  jj. "Total and Permanent Disability" as applied to a Participant, means disability within the meaning of Section 22(e)(3) of the Code or any successor provision.

2.       GENDER AND NUMBER.

         Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

SECURE COMPUTING CORPORATION
2675 Long Lake Road
Roseville, Minnesota 55113


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey H. Waxman and Stephen M. Puricelli, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes such Proxies to represent and to vote, as designated below, all the shares of Common Stock of Secure Computing Corporation held of record by the undersigned on March 21, 1997, at the Annual Meeting of Stockholders to be held on May 14, 1997, or any adjournment thereof.

PROXY

1. ELECTION OF DIRECTORS. Nominees to the Board of Directors are Jeffrey H. Waxman, Dennis J. Shaughnessy and Robert J. Frankenberg, for a term to expire in 2000; and Betsy S. Atkins, for a term to expire in 1998.

    [ ]  FOR ALL NOMINEES LISTED ABOVE      [ ]  WITHHOLD AUTHORITY
         (except as marked to the contrary       to vote for all nominees listed
         below)                                  above

    (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.)

    ----------------------------------------------------------------------------

2. PROPOSAL TO APPROVE THE SECURE COMPUTING CORPORATION AMENDED AND RESTATED 1995 OMNIBUS STOCK PLAN, AS AMENDED

             [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

3. PROPOSAL TO APPROVE THE SECURE COMPUTING CORPORATION EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

             [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

4. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP as independent auditors of the Company for the 1997 fiscal year.

             [ ]  FOR         [ ]  AGAINST         [ ]  ABSTAIN

                   (PLEASE DATE AND SIGN THE REVERSE SIDE)


                                     [LOGO]


                          (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                            ____________________________________
                                            Signature


                                            ____________________________________
                                            Signature if held jointly


                                            Dated: _____________________________


                                            PLEASE MARK, SIGN, DATE AND RETURN
                                            THE PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.





                                                                      Appendix X

                          SECURE COMPUTING CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


         1. PURPOSE AND SCOPE OF PLAN. The purpose of this Secure Computing Corporation Employee Stock Purchase Plan (the "Plan") is to provide the employees of Secure Computing Corporation (the "Company") with an opportunity to acquire a proprietary interest in the Company through the purchase of its common stock and, thus, to develop a stronger incentive to work for the continued success of the Company. The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended, and shall be interpreted and administered in a manner consistent with such intent.

         2. DEFINITIONS.

                  2.1. The terms defined in this section are used (and capitalized) elsewhere in this Plan:

                  (a) "AFFILIATE" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as defined in Sections 424(e) and 424(f) of the Code or any successor provision, and whose participation in the Plan has been approved by the Board of Directors.

                  (b) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

                  (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "COMMITTEE" means three or more Disinterested Persons designated by the Board of Directors to administer the Plan under Section 13.

                  (e) "COMMON STOCK" means the common stock, par value $.01 per share (as such par value may be adjusted from time to time), of the Company.

                  (f) "COMPANY" means Secure Computing Corporation.

                  (g) "COMPENSATION" means the gross cash compensation (including wage, salary, commission, bonus, and overtime earnings) paid by the Company or any Affiliate to a Participant in accordance with the terms of employment, but excluding any payments under the Company's Group Incentive Plan (GIP).

                  (h) "DISINTERESTED PERSONS" means a member of the Board of Directors who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3 or any successor definition.

                  (i) "ELIGIBLE EMPLOYEE" means any employee of the Company or an Affiliate who has been employed for at least six consecutive months and whose customary employment is at least 20 hours per week; provided, however, that "Eligible Employee" shall not include any person who would be deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

                  (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

                  (k) "FAIR MARKET VALUE" of a share of Common Stock as of any date means, if the Company's Common Stock is listed on a national securities exchange or traded in the national market system, the mean between the high and low sale prices for such Common Stock on such exchange or market on said date, or, if no sale has been made on such exchange or market on said date, on the last preceding day on which any sale shall have been made. If such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury applicable to plans intended to qualify as an "employee stock purchase plan" within the meaning of Section 423(b) of the Code, however, Fair Market Value shall be determined in accordance with such regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14.

                  (l) "PARTICIPANT" means an Eligible Employee who has elected to participate in the Plan in the manner set forth in Section 4.

                  (m) "PLAN" means this Secure Computing Corporation Employee Stock Purchase Plan, as amended from time to time.

                  (n) "PURCHASE PERIOD" means each quarter of the Company's fiscal year. The first Purchase Period will be the quarter that starts July 1, 1996 and ends September 30, 1996.

                  (o) "RECORDKEEPING ACCOUNT" means the account maintained in the books and records of the Company recording the amount withheld from each Participant through payroll deductions made under the Plan.

         3. SCOPE OF THE PLAN. Shares of Common Stock may be sold by the Company to Eligible Employees commencing July 1, 1996, as hereinafter provided, but not more than 150,000 shares of Common Stock (subject to adjustment as provided in Section 14) shall be sold to Eligible Employees pursuant to this Plan. All sales of Common Stock pursuant to this Plan shall be subject to the same terms, conditions, rights and privileges. The shares of Common Stock delivered by the Company pursuant to this Plan may be acquired shares having the status of any combination of authorized but unissued shares, newly issued shares, or treasury shares.

         4. ELIGIBILITY AND PARTICIPATION. To be eligible to participate in the Plan for a given Purchase Period, an employee must be an Eligible Employee on the first day of such Purchase Period. An Eligible Employee may elect to participate in the Plan by filing an enrollment form with the Company before the first day of such Purchase Period that authorizes regular payroll deductions from Compensation beginning with the first payday in such Purchase Period and continuing until the Eligible Employee withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

         5. AMOUNT OF COMMON STOCK EACH ELIGIBLE EMPLOYEE MAY PURCHASE.

                  5.1. Subject to the provisions of this Plan, each Eligible Employee shall be offered the right to purchase on the last day of the Purchase Period the number of shares of Common Stock (including fractional shares) that can be purchased at the price specified in
         Section 5.2 with the entire credit balance in the Participant's Recordkeeping Account; provided, however, that the Fair Market Value (determined on the first day of any Purchase Period) of shares of Common Stock that may be purchased by a Participant during such Purchase Period shall not exceed the excess, if any, of (i) $25,000 over (ii) the Fair Market Value (determined on the first day of the relevant Purchase Period) of shares of Common Stock previously acquired by the Participant in any prior Purchase Period during such calendar year. Notwithstanding the foregoing, no Eligible Employee shall be granted an option to acquire shares of Common Stock under this Plan which permits the Eligible Employee's rights to purchase shares of Common Stock under this Plan and all employee stock purchase plans of the Company and the Affiliates to accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. If the purchases by all Participants would otherwise cause the aggregate number of shares of Common Stock to be sold under the Plan to exceed the number specified in Section 3, however, each Participant shall be allocated at a ratable portion of the maximum number of shares of Common Stock which may be sold.

                  5.2. The purchase price of each share of Common Stock sold pursuant to this Plan will be the lesser of (a) or (b) below:

                  (a) 85% of the Fair Market Value of such share on the first day of the Purchase Period.

                  (b) 85% of the Fair Market Value of such share on the last day of the Purchase Period.

         6. METHOD OF PARTICIPATION.

                  6.1. The Company shall give notice to each Eligible Employee of the opportunity to purchase shares of Common Stock pursuant to this Plan and the terms and conditions for such offering. Such notice is subject to revision by the Company at any time prior to the date of purchase of such shares. The Company contemplates that for tax purposes the first day of a Purchase Period will be the date of the offering of such shares.

                  6.2. Each Eligible Employee who desires to participate in the Plan for a Purchase Period shall signify his or her election to do so by signing an election form developed by the Committee. An Eligible Employee may elect to have any whole percent of Compensation withheld, but not exceeding ten percent (10%) per pay period. An election to participate in the Plan and to authorize payroll deductions as described herein must be made before the first day of the Purchase Period to which it relates and shall remain in effect unless and until such Participant withdraws from the Plan, modifies his or her authorization, or ceases to be an Eligible Employee, as hereinafter provided.

                  6.3. Any Eligible Employee who does not make a timely election as provided in Section 6.2, shall be deemed to have elected not to participate in the Plan. Such election shall be irrevocable for such Purchase Period.

         7. RECORDKEEPING ACCOUNT.

                  7.1. The Company shall maintain a Recordkeeping Account for each Participant. Payroll deductions pursuant to Section 6 will be credited to such Recordkeeping Accounts on each payday.

                  7.2. No interest will be credited to a Participant's Recordkeeping Account.

                  7.3. The Recordkeeping Account is established solely for accounting purposes, and all amounts credited to the Recordkeeping Account will remain part of the general assets of the Company.

                  7.4. A Participant may not make any separate cash payment into the Recordkeeping Account.

         8. RIGHT TO ADJUST PARTICIPATION OR TO WITHDRAW.

                  8.1. A Participant may, at any time during a Purchase Period, direct the Company to make no further deductions from his or her Compensation or to increase or decrease the percentage amount of such deductions from future Compensation, subject to the limitation in
         Section 6.2. Upon any such action, future payroll deductions with respect to such Participant shall cease or shall be increased or decreased in accordance with the Participant's direction.

                  8.2. Any Participant who stops payroll deductions may not thereafter resume payroll deductions during such Purchase Period.

                  8.3. At any time before the end of a Purchase Period, any Participant may withdraw from the Plan. In such event, all future payroll deductions shall cease and the entire credit balance in the Participant's Recordkeeping Account will be paid to the Participant, without interest, in cash within 15 days. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the next succeeding Purchase Period.

                  8.4. Notification of a Participant's election to increase, decrease, or terminate deductions, or to withdraw from the Plan, shall be made by filing an appropriate form with the Company.

         9. TERMINATION OF EMPLOYMENT. If the employment of a Participant is terminated for any reason, including death, disability, or retirement, the entire balance in the Participant's Recordkeeping Account will be applied to the purchase of shares as provided in Section 10.1 as of the last day of the Purchase Period in which the Participant's employment terminated; except that if such Participant so requests prior to the last day of such Purchase Period, the Company shall refund in cash within 15 days all amounts credited to his or her Recordkeeping Account.

         10. PURCHASE OF SHARES.

                  10.1. As of the last day of the Purchase Period, the entire credit balance in each Participant's Recordkeeping Account will be used to purchase shares (including fractional shares) of Common Stock (subject to the limitations of Section 5) unless the Participant has filed an appropriate form with the Company in advance of that date (which either elects to purchase a specified number of shares which is less than the number described above or elects to receive the entire credit balance in cash). Any amount in a Participant's Recordkeeping Account that is not used to purchase shares pursuant to this Section
         10.1 will be refunded to the Participant.

                  10.2. Shares of Common Stock acquired by each Participant shall be held in a general account maintained for the benefit of all Participants.

                  10.3. Certificates for the number of whole shares of Common Stock, determined as aforesaid, purchased by each Participant shall be issued and delivered to him or her only upon the request of the Participant or his or her representative. Any such request shall be made by filing an appropriate form with the Company. No Certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.

                  10.4. Dividends with respect to a Participant's shares held in the general account will, at the election of the Participant, either be paid to the Participant in cash or reinvested in additional shares of Common Stock. Any such election shall be made or changed by filing an appropriate form with the Company. If a Participant fails to make such an election, all dividends with respect to the Participant's shares held in the general account will automatically be reinvested to purchase additional shares of Common Stock.

                  10.5. Each Participant will be entitled to vote all shares held for the benefit of such Participant in the general account.

         11. RIGHTS AS A STOCKHOLDER. A Participant shall not be entitled to any of the rights or privileges of a stockholder of the Company with respect to such shares, including the right to receive any dividends which may be declared by the Company, until (i) he or she actually has paid the purchase price for such shares and (ii) either the shares have been credited to his or her account or certificates have been issued to him or her, both as provided in Section 10.

         12. RIGHTS NOT TRANSFERABLE. A Participant's rights under this Plan are exercisable only by the Participant during his or her lifetime, and may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. Any attempt to sell, pledge, assign or transfer the same shall be null and void and without effect. The amounts credited to a Recordkeeping Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

         13. ADMINISTRATION OF THE PLAN. This Plan shall be administered by the Committee, which is authorized to make such uniform rules as may be necessary to carry out its provisions. The Committee shall determine any questions arising in the administration, interpretation and application of this Plan, and all such determinations shall be conclusive and binding on all parties.

         14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Common Stock of the Company by reason of stock dividends, split-ups, corporate separations, recapitalizations, mergers, consolidations, combinations, exchanges of shares and the like, the aggregate number and class of shares available under this Plan and the number, class and purchase price of shares available but not yet purchased under this Plan, shall be adjusted appropriately by the Committee.

         15. REGISTRATION OF CERTIFICATES. Stock certificates will be registered in the name of the Participant, or jointly in the name of the Participant and another person, as the Participant may direct on an appropriate form filed with the Company.

         16. AMENDMENT OF PLAN. The Board of Directors may at any time amend this Plan in any respect which shall not adversely affect the rights of Participants pursuant to shares previously acquired under the Plan, except that, without stockholder approval on the same basis as required by Section 19.1, no amendment shall be made (i) to increase the number of shares to be reserved under this Plan, (ii) to decrease the minimum purchase price, (iii) to withdraw the administration of this Plan from the Committee, or (iv) to change the definition of employees eligible to participate in the Plan.

         17. EFFECTIVE DATE OF PLAN. This Plan shall consist of an offering commencing July 1, 1996, and ending September 30, 1996, and continuing on a quarterly basis thereafter. All rights of Participants in any offering hereunder shall terminate at the earlier of (i) the day that Participants become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase or (ii) at any time, at the discretion of the Board of Directors, after 30 days' notice has been given to all Participants. Upon termination of this Plan, shares of Common Stock shall be issued to Participants in accordance with Section 10, and cash, if any, remaining in the Participants' Recordkeeping Accounts shall be refunded to them, as if the Plan were terminated at the end of a Purchase Period.

         18. GOVERNMENTAL REGULATIONS AND LISTING. All rights granted or to be granted to Eligible Employees under this Plan are expressly subject to all applicable laws and regulations and to the approval of all governmental authorities required in connection with the authorization, issuance, sale or transfer of the shares of Common Stock reserved for this Plan, including, without limitation, there being a current registration statement of the Company under the Securities Act of 1933, as amended, covering the shares of Common Stock purchasable on the last day of the Purchase Period applicable to such shares, and if such a registration statement shall not then be effective, the term of such Purchase Period shall be extended until the first business day after the effective date of such a registration statement, or post-effective amendment thereto. If applicable, all such rights hereunder are also similarly subject to effectiveness of an appropriate listing application to a national securities exchange or a national market system, covering the shares of Common Stock under the Plan upon official notice of issuance.

         19. MISCELLANEOUS.

                  19.1. This Plan shall be submitted for approval by the stockholders of the Company prior to July 1, 1996. If not so approved prior to such date, this Plan shall terminate on July 1, 1996.

                  19.2. This Plan shall not be deemed to constitute a contract of employment between the Company and any Participant, nor shall it interfere with the right of the Company to terminate any Participant and treat him or her without regard to the effect which such treatment might have upon him or her under this Plan.

                  19.3. Wherever appropriate as used herein, the masculine gender may be read as the feminine gender, the feminine gender may be read as the masculine gender, the singular may be read as the plural and the plural may be read as the singular.

                  19.4. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Minnesota.

                  19.5. Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.








                          SECURE COMPUTING CORPORATION
                                 ANNUAL MEETING

                                 Marquette Hotel
                          7th Street & Marquette Avenue
                              Minneapolis, MN 55402

                                  MAY 14, 1997
                                    3:30 P.M.